EXHIBIT 10.1
STIRLING HOTELS & RESORTS, INC.
Offerings of Shares
AMENDED AND RESTATED DEALER MANAGER AGREEMENT
Dated: July 30, 2024
Ashford Securities LLC
14185 Dallas Parkway
Suite 780
Dallas, Texas 75254
Ladies and Gentlemen:
Effective December 6, 2023, Stirling Hotels & Resorts, Inc. (the “Company”) commenced the offer to accredited investors only (the “Offering”) of shares of common stock, par value $0.01 per share in the Company (the “Common Stock”), which may consist of Class T, Class S, Class D and Class I shares of Common Stock (the “Shares”) which are offered and sold on the terms and conditions set forth in the Company’s confidential private placement memorandum, as the same may be amended or supplemented (the “Memorandum”). The Offering is comprised of up to $900,000,000 in Shares (the “Primary Shares”) that will be issued and sold pursuant to a primary offering (the “Primary Offering”) and up to $100,000,000 in Shares (the “DRP Shares”) pursuant to the Company’s distribution reinvestment plan (the “DRP”), provided that the Company has reserved the right to reallocate the Shares between the Primary Offering and the DRP and may increase the size of the Offering in its discretion. Further, the Company reserves the right to conduct follow-on offerings registered with the Securities and Exchange Commission (the “SEC”). The Company appointed Ashford Securities LLC, a Delaware limited liability company, to act as the Company’s dealer manager (the “Dealer Manager”), in connection with the Offering through a Dealer Manager Agreement dated January 3, 2024 (the “Original Agreement”). This Agreement amends and restates the Original Agreement.
The Company hereby appoints the Dealer Manager, as its agent and exclusive distributor during the Subscription Period (as defined below) for the purpose of finding, on a best efforts basis, purchasers for the Shares for cash through such broker-dealers that agree with the Dealer Manager to participate in the Offering (individually, a “Participating Dealer” and collectively, the “Participating Dealers”), all of which shall be members of the Financial Industry Regulatory Authority, Inc. (“FINRA”), as evidenced by the execution of a Participating Dealer Agreement between the Participating Dealer and the Dealer Manager substantially in the form of Exhibit A hereto (the “Participating Dealer Agreement”). The Dealer Manager may also arrange for the sale of Shares for cash directly to its own clients and customers at the offering price and subject to the terms and conditions stated in the Memorandum. The Dealer Manager hereby agrees to use its best efforts to find Participating Dealers to offer and sell Shares on said terms and conditions during the Subscription Period (as defined below). The Offering is to be conducted as a private limited offering exempt from registration pursuant to Rule 506(b) of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and applicable state blue sky exemptions. Except as otherwise provided in the Memorandum, which may be amended or supplemented from time to time, the Shares in the Primary Offering shall generally be offered to the public at a purchase price payable in cash equal to the Company’s prior month’s net asset value (“NAV”) per Share (as calculated in accordance with the procedures described in the Memorandum), or at a different price made available to investors in cases where the Company believes there has been a material change to the NAV per Share since the end of the prior month (the “transaction price”), plus applicable selling commissions and dealer manager fees. The DRP Shares will be issued and sold to stockholders of the Company at a purchase price equal to the transaction price in effect at the time of the record date for the distribution.
The term “Subscription Period” shall mean that period during which Shares may be offered for sale, commencing on the date of this Agreement until the Offering is terminated as provided in the Memorandum and this Agreement. Upon termination of the Subscription Period for the Offering, the Dealer Manager’s agency and this Agreement shall terminate without obligation on the part of the Dealer Manager or the Company except as otherwise set forth in this Agreement. Notwithstanding anything to the contrary herein, the parties agree that the Company shall only accept subscriptions in the Primary Offering for Class I shares until the Company has filed a registration statement on Form 10 (the “Form 10”) with the SEC that has become effective to register a class of securities under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). After such Form 10 becomes effective, the Company will accept subscriptions in the Primary offering for all classes of Shares.
In connection with the sale of Shares, the Company hereby agrees with you, the Dealer Manager, as follows:
1.    Representations and Warranties of the Company. As an inducement to the Dealer Manager to enter into this Agreement, the Company represents and warrants to the Dealer Manager with respect to its Memorandum and Offering, that, as of the date hereof and thereafter with respect to representations and warranties which by their terms apply to subsequent periods:
1.1.    The Company has prepared a Memorandum for offering its Shares in a private placement exempt from registration under the Securities Act pursuant to Rule 506(b) of Regulation D.
1.2.    The Company’s Memorandum complies or will comply in all material respects with the rules and regulations of any governmental authority having jurisdiction over the Company. On the date of the Memorandum, as amended or supplemented, as applicable, the Memorandum did not or will not, as the case may be, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing provisions of this Section 1.2 will not extend to such statements contained in or omitted from the Memorandum, as amended or supplemented, as are based upon information furnished by or on behalf of the Dealer Manager or a Participating Dealer in writing to the Company specifically for inclusion therein.
1.3.    No order suspending the Company’s Offering in any jurisdiction has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the Company, threatened or contemplated.
1.4.    The Company intends to use the funds received from the sale of its Shares as set forth in its Memorandum.
1.5.    The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland, and has full legal right, power and authority to enter into this Agreement and to perform the transactions contemplated hereby, and the Company has duly authorized, executed and delivered this Agreement.
1.6.    This Agreement, when executed by the Company, will be a valid and binding agreement of the Company, enforceable in accordance with its terms, except to the extent that the enforceability of the indemnity and contribution provisions contained in Section 6 of this Agreement may be limited under applicable securities laws.
1.7.    The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and the compliance with the terms of this Agreement by the Company will not conflict with or constitute a default or violation under any certificate of formation, operating agreement, contract, indenture, mortgage, deed of trust, lease, rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company.
1.8.    No consent, approval, authorization or other order of any governmental authority is required in connection with the execution or delivery by the Company of this Agreement or the issuance and sale by the Company of its Shares, except such as may be required under the securities laws of certain states, if any, which we have identified to you.

1.9.    The Company’s Shares have been duly authorized and, upon payment therefor as provided in this Agreement, will be validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Memorandum.
1.10.    Any written supplemental sales literature (including, without limitation any “broker-dealer use only” or institutional material), regardless of how labeled or described, used in addition to the Memorandum in connection with the Offering which previously has been, or hereafter is, furnished or approved by the Company for use in connection with the Offering (collectively, “Approved Sales Literature”), shall, to the extent required, be filed with and approved by the appropriate securities agencies and bodies, provided that the Dealer Manager will make all FINRA filings, to the extent required. Any and all Approved Sales Literature, when used in connection with the Memorandum, did not or will not at the time provided for use include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
1.11.    The Company is not and, after giving effect to the offering and sale of its Shares and the application of the proceeds thereof, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.
1.12.    The Company has been organized and intends to operate in conformity with the requirements for qualification and taxation as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”) beginning with its taxable year ending December 31, 2024. The Company intends to make an election to be taxed as a REIT under the Code beginning with its taxable year ending December 31, 2024. The proposed method of operation of the Company as described in the Memorandum will enable it to meet the requirements for qualification and taxation as a REIT under the Code.
1.13.    To the extent required by any applicable law, any accounting firm that certifies the Company’s financial statements, including the financial statements of any subsidiary of the Company, will be independent.
1.14.    The Company, including any predecessor and any affiliated issuer, and any of their directors, executive officers, other officers participating in the offering of the Shares in the Company, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, and any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the sale of the Shares, are not subject to any disqualification or disclosure event described in Rule 506(d) of Regulation D, a copy of which is enclosed as Exhibit B to this Agreement, and the Company agree to promptly notify you in the event any such disqualification or disclosure event occurs, is likely to occur, or comes to the Company’s knowledge during the course of the Offering.
2.    Representations and Warranties of the Dealer Manager. As an inducement to the Company to enter into this Agreement, the Dealer Manager represents and warrants to the Company that, as of the date hereof, and thereafter with respect to representations and warranties which by their terms apply to subsequent periods:
2.1.    The Dealer Manager is, and during the term of this Agreement will be, a member of FINRA in good standing and a broker-dealer registered as such under the Exchange Act, and under the securities laws of the states where the Dealer Manager is required to be registered to conduct its activities under this Agreement. The Dealer Manager and its employees and representatives possess all required licenses and registrations to act under this Agreement. The Dealer Manager will comply with all applicable laws, rules, regulations and requirements of the Securities Act, the Exchange Act, other applicable federal securities laws as may from time to time be in effect, state securities laws and the rules of FINRA, specifically including, but not in any way limited to, FINRA Rule 2040. Each Participating Dealer and each salesperson acting on behalf of the Dealer Manager or a Participating Dealer will be registered with FINRA and duly licensed by each state regulatory authority in each jurisdiction in which it or he will offer and sell Shares in the Company.
2.2.    The Dealer Manager has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, and has full legal right, power and authority to enter into this Agreement and to perform the transactions contemplated hereby, and the Dealer Manager has duly authorized, executed and delivered this Agreement.
2.3.    This Agreement, when executed by the Dealer Manager, will be a valid and binding agreement of the Dealer Manager, enforceable in accordance with its terms, except to the extent that the enforceability of the indemnity and contribution provisions contained in Section 6 of this Agreement may be limited under applicable securities laws.
2.4.    The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and the compliance with the terms of this Agreement by the Dealer Manager will not conflict with or constitute a default or violation under any certificate of formation, operating agreement, contract, indenture, mortgage, deed of trust, lease, rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Dealer Manager.
2.5.    No consent, approval, authorization or other order of any governmental authority is required in connection with the execution, delivery or performance by the Dealer Manager of this Agreement.
2.6.    The information under the caption “Plan of Distribution” and “Uses of Offering Proceeds” in the Memorandum and any other information furnished to the Company by the Dealer Manager in writing expressly for use in the Memorandum does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
2.7.    The Dealer Manager and each of its principals, managing members, registered representatives, directors, executive officers, any other officers participating in the Offering of the Shares in the Company, and any person receiving compensation, directly or indirectly, for the solicitation of purchases in the Offering are not subject to any disqualification or disclosure event described in Rule 506(d) of Regulation D, as amended, a copy of which is attached to this Agreement as Exhibit B, and you agree to promptly notify the Company in writing in the event any such disqualification or disclosure event occurs, is likely to occur, or comes to your knowledge during the course of the Offering.
3.    Covenants of the Company. The Company covenants and agrees with the Dealer Manager that:
3.1.    It will, at no expense to the Dealer Manager, furnish the Dealer Manager with such number of printed copies of its Memorandum, including all amendments and exhibits thereto, as the Dealer Manager may reasonably request. In connection with the Offering, the Company will similarly furnish to the Dealer Manager and others designated by the Dealer Manager as many copies as the Dealer Manager may reasonably request of:
(a)    this Agreement; and
(b)    any Approved Sales Literature (provided that the use of said Approved Sales Literature has first been approved for use by the Company and all appropriate regulatory agencies).
3.2.    It will furnish such information and execute and file such documents as may be necessary for the Company to qualify the Offering for an exemption from the registration requirements of the Securities Act pursuant to Rule 506(b) of Regulation D, and for exemption under the securities laws of such jurisdictions as the Dealer Manager may designate. The Company will file and make, when required by applicable law or regulation, such additional statements and reports as may be required from time to time. The Company will furnish to the Dealer Manager a copy of all such papers filed by the Company in connection with any such qualification upon the request of the Dealer Manager.
3.3.    It will:
(a)    furnish copies of any proposed amendment or supplement to the Memorandum to the Dealer Manager;
(b)    file every amendment or supplement to the Memorandum that may be required to be filed by any state securities administration; and
(c)    if at any time any state securities administration shall issue any order or take other action to suspend or enjoin the sale of its Shares, promptly notify the Dealer Manager and will use its best efforts to obtain the lifting of such order or to prevent such other action at the earliest possible time.
3.4.    If any event occurs, the result of which, in the opinion of the Company causes the Memorandum, Approved Sales Literature or the due diligence material provided by the Company to the Dealer Manager to include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company will promptly notify the Dealer Manager thereof and will effect the preparation of an amendment or supplement to the Memorandum, Approved Sales Literature or the due diligence material, as applicable, which will correct such statement or omission.
3.5.    In connection with the Offering of its Shares, the Company will comply with all requirements imposed upon it by all federal laws and regulations as may from time to time be in effect including, but not limited to, the Securities Act, the Exchange Act and Regulation D (including the prohibition against general solicitation of purchasers for its Shares within the meaning of Regulation D) and by this Agreement, and all state securities laws and regulations of those states in which an exemption has been obtained or qualification of the Shares has been effected, to permit the continuance of offers and sales of the Shares in accordance with the provisions hereof and of the Memorandum.
3.6.    It will deliver to the Dealer Manager copies of any reports delivered to the holders of Shares (“Shareholders”) at the time that such reports are furnished to the Shareholders, and such other information concerning the Company as the Dealer Manager may reasonably request from time to time.
3.7.    In order to use electronic delivery of the offering documents, the Company will:
(a)    provide a form of consent to electronic delivery to be signed by prospective investors; and
(b)    comply with the Electronic Signatures in Global and National Commerce Act (ESIGN), the Uniform Electronic Transactions Act (UETA) (as adopted by the various states).
3.8.    In order to use electronic signatures, the Company will:
(a)    retain electronically signed documents in compliance with applicable laws and regulations;
(b)    not condition participation in the Offering on the use of electronic signatures;
(c)    maintain, written policies and procedures covering the use of electronic signatures; and

(d)    provide a form of consent to electronic signatures to be signed by prospective investors.
4.    Covenants of the Dealer Manager. The Dealer Manager covenants and agrees with the Company that:
4.1.    In connection with the offer and sale of the Shares of the Company, the Dealer Manager will comply with all requirements imposed upon it by federal and state laws, rules and regulations applicable to the Offering, the sale of the Shares or its activities pursuant to this Agreement, including, without limitation, Regulation D and, as applicable, Regulation Best Interest promulgated under the Exchange Act (“Regulation Best Interest”), by applicable rules of FINRA, as from time to time in effect, and by this Agreement and the Memorandum. The Dealer Manager will not offer the Shares for sale in any jurisdiction unless and until it has been advised by the Company in writing that the Shares are either registered in accordance with, or exempt from, the securities and other laws applicable thereto.
4.2.    The Dealer Manager shall offer Shares only to persons that it has reasonable grounds to believe meet the requirements of an “accredited investor” as that term is defined in Regulation D. In the event the Dealer Manager recommends a purchase of the Shares in connection with a sale by it of an Share to a potential investor, the Dealer Manager or any person associated with the Dealer Manager shall have reasonable grounds to believe, on the basis of the information obtained from the potential investor concerning his or her age, investment objectives, investment experience, investment time horizon, income, net worth, other investments, financial situation and needs, tax status, liquidity needs, risk tolerance and any other information known by the Dealer Manager or an associated person, that:
(a)    the prospective investor is an “accredited investor” as that term is defined in Regulation D, and meets the other suitability requirements set forth in the Memorandum;
(b)    the prospective investor has a fair market value net worth sufficient to sustain the risks inherent in an investment in the Company, including but not limited to a total loss of his or her investment, lack of liquidity and other risks described in the Memorandum; and
(c)    an investment in the Company is otherwise suitable for the prospective investor.
The Dealer Manager agrees that it will retain in its records and make available to the Company for a period of at least six (6) years following the termination of the Offering or such later period as otherwise required by law, including federal state securities laws, rules and regulations and applicable rules of FINRA, information disclosing the basis upon which the above determination of suitability was reached as to each investor who purchases Shares directly through the Dealer Manager acting as a Participating Dealer.
Notwithstanding the above and for the avoidance of doubt, if the Dealer Manager is not directly offering the Shares to a prospective investor in connection with a sale by the Dealer Manager, then there is a Participating Dealer that is recommending the purchase of the Shares and it will be governed by its Participating Dealer Agreement with the Dealer Manager.
4.3.    The Dealer Manager agrees that it will not give any information or make any representations other than those contained in the Memorandum and in any Approved Sales Literature furnished to the Dealer Manager by the Company for use in making prospective investor solicitations and it will not engage in any general solicitation or general advertising of purchasers for the Shares within the meaning of Regulation D, including but not limited to, the following:
(a)    any advertisement, article, notice, or other communication published in any newspaper, magazine or similar media, cold mass mailings, broadcasts over television or radio, material contained on a website available to the public or an e-mail message sent to a large number of previously unknown persons;

(b)    any seminar or meeting whose attendees have been invited by any general solicitation or general advertising; or
(c)    any letter, circular, notice, or other written communication constituting a form of general solicitation or general advertising.
The Dealer Manager and the Participating Dealers will not discuss or otherwise use the registration statement for any securities that are registered by any Company or its affiliates under the Securities Act in connection with the solicitation of investors in the Company’s Offering under this Agreement. Further, no prospective investor who learned of the Company’s Offering, or who was identified or contacted by the Dealer Manager or the Participating Dealer through the registration statement for the Company’s or its affiliate’s public offering or through any other means of marketing the Company’s or its affiliate’s public offering (e.g., the Company’s website, sales literature, emails or letters to investors concerning the public offering) may receive a Memorandum or Approved Sales Literature from the Dealer Manager or the Participating Dealers in connection with the Company’s Offering.
4.4.    The Dealer Manager will provide the Company with such information relating to the offer and sale of the Company’s Shares by it and the Participating Dealers as the Company may from time to time reasonably request or as may be requested to enable the Company to prepare such reports of sale of its Shares as may be required to be filed under applicable federal or state securities laws.
4.5.    All engagements of the Participating Dealers will be evidenced by a Participating Dealer Agreement. When Participating Dealers are used in this Offering, the Dealer Manager will use its best efforts to cause such Participating Dealers to comply with all their respective obligations pursuant to the Participating Dealer Agreement.
4.6.    The Dealer Manager and the Participating Dealers will provide each prospective investor with a copy of the Memorandum and any amendments or supplements thereto during the course of the Offering and prior to the sale of Shares to such investor. The Company may also provide the Dealer Manager with certain Approved Sales Literature to be delivered by the Dealer Manager and the Participating Dealers to prospective investors in connection with the solicitation of purchasers of the Shares. In the event the Dealer Manager elects to use such Approved Sales Literature, the Dealer Manager agrees that such Approved Sales Literature shall not be used in connection with the Dealer Manager’s direct solicitation of purchasers of the Shares in connection with a sale by the Dealer Manager unless such Approved Sales Literature is accompanied or preceded by delivery of the Memorandum, as then currently in effect, and as it may be amended or supplemented in the future. The Dealer Manager agrees that it and the Participating Dealers will not use any Approved Sales Literature other than those either provided to the Dealer Manager by the Company or approved by the Company for use in the Offering. The Dealer Manager further agrees that the use by the Dealer Manager or any Participating Dealer with prospective investors of any sales materials which state that they are for broker-dealer use only is expressly prohibited.
4.7.    The Dealer Manager will comply in all material respects with the subscription procedures and the “Plan of Distribution” and “Uses of Offering Proceeds” sections set forth in the Memorandum; provided that any modification thereto shall be reasonably acceptable to the Dealer Manager.
4.8.    The Dealer Manager shall promptly notify the Company in writing of any material reduction in the number of its wholesaling staff; provided that the failure to provide any such notice promptly shall not of itself constitute a default hereunder.
4.9.    The Dealer Manager will provide, and in its agreements with the Participating Dealers will require the Participating Dealers to provide, such certifications, documentation, and other information reasonably requested by the Company from time to time which the Company deems to be necessary or advisable to carry out the exercise of reasonable care under Rule 506(d) and (e) under the Securities Act in connection with this Offering.

4.10.    To the extent the Dealer Manager is directly offering Shares to a prospective investor, the Dealer Manager shall advise each offeree of Shares in the Company at the time of the initial offering to such offeree that the Company shall, during the course of the Offering and a reasonable time before sale, accord offeree and offeree’s agents or representatives, if any, the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and to obtain any additional information, to the extent possessed or obtainable by the Company without unreasonable effort or expense, that is necessary to verify the accuracy of the information contained in the Memorandum.
4.11.    To the extent the Dealer Manager is directly offering Shares to a prospective investor, the Dealer Manager shall make, before the sale of any of the Shares, reasonable inquiry to determine if the offeree is acquiring the Shares for offeree’s own account or on behalf of other persons, and that the offeree understands the limitations on the offeree’s disposition of the Shares set forth in Rule 502(d) of Regulation D. This includes a determination by the Dealer Manager that the offeree understands that he must bear the economic risk of the investment for an indefinite period of time because the Shares have not been registered under the Securities Act and, thus, cannot be sold unless the Shares are subsequently registered under the Securities Act or an exemption from registration under the Securities Act is available.
4.12.    The Dealer Manager agrees to suspend or terminate the offering and sale of the Shares upon request of the Company at any time and to resume the offering and sale of the Shares upon subsequent request of the Company.
5.    Compensation of Dealer Manager.
5.1.    As compensation for the services rendered under this Agreement by the Dealer Manager, subject to any special circumstances described in or otherwise provided in this Agreement and under the caption “Plan of Distribution” in the Memorandum, which may be amended and restated from time to time, the Company will pay to the Dealer Manager selling commissions and dealer manager fees in connection with sales of Class T Primary Shares, Class S Primary Shares, and Class D Primary Shares, all as described in Schedule 1 to this Agreement. The applicable selling commissions and dealer manager fees payable to the Dealer Manager will be paid substantially concurrently with the execution by the Company of orders submitted by purchasers of Class T Primary Shares, Class S Primary Shares and Class D Primary Shares, as applicable, and all or a portion of the selling commissions and dealer manager fees may be reallowed by the Dealer Manager to the Participating Dealers who sold the Class T Primary Shares, Class S Primary Shares and Class D Primary Shares giving rise to such selling commissions and dealer manager fees, as described more fully in the Participating Dealer Agreement entered into with each such Participating Dealer. The Company will not pay to the Dealer Manager any selling commissions in respect of the purchase of any Class I shares or DRP Shares and will not pay to the Dealer Manager any dealer manager fees in respect of the purchase of any Class S, Class D or Class I shares or DRP Shares.
5.2.    Except as may be provided in the “Plan of Distribution” section of the Memorandum, which may be amended and restated from time to time, subject to the limitations set forth below, the Company will pay to the Dealer Manager a distribution fee with respect to sales of Class T, Class S and Class D shares as described in Schedule 1 to this Agreement (the “Distribution Fee”). The Company will pay the Distribution Fee to the Dealer Manager monthly in arrears. The Dealer Manager will reallow all of the Distribution Fee to any Participating Dealers who sold the Class T, Class S or Class D Shares giving rise to a portion of such Distribution Fee to the extent the Participating Dealer Agreement with such Participating Dealer provides for such a reallowance and such Participating Dealer is in compliance with the terms of such Participating Dealer Agreement related to such reallowance. Notwithstanding the foregoing, subject to the terms of the Memorandum, upon the date when the Dealer Manager is notified that the Participating Dealer who sold the Class T, Class S or Class D Shares giving rise to a portion of the Distribution Fee is no longer the broker-dealer of record with respect to such Class T, Class S or Class D Shares, then the Participating Dealer’s entitlement to the

Distribution Fees related to such Class T, Class S and/or Class D shares, as applicable, shall cease, and the Participating Dealer shall not receive the Distribution Fee for any portion of the month in which the Participating Dealer is not eligible on the last day of the month; provided, however, if there is a change in the broker-dealer of record with respect to Shares giving rise to a portion of such Distribution Fee made in connection with a change in the registration of record for such Shares on the Company’s books and records (including, but not limited to, a reregistration due to a sale or a transfer or a change in the form of ownership of the account), then the Participating Dealer shall be entitled to a pro rata portion of the Distribution Fees related to such Shares for the portion of the month for which the Participating Dealer was the broker-dealer of record.
Thereafter, such Distribution Fees may be reallowed to the then-current broker-dealer of record of the Class T, Class S and/or Class D shares, as applicable, if any such broker-dealer of record has been designated (the “Servicing Dealer”), to the extent such Servicing Dealer has entered into a Participating Dealer Agreement or similar agreement with the Dealer Manager (“Servicing Agreement”), such Participating Dealer Agreement or Servicing Agreement with the Servicing Dealer provides for such reallowance and the Servicing Dealer is in compliance with the terms of such agreement related to such reallowance. In this regard, all determinations will be made by the Dealer Manager in good faith in its sole discretion. The Participating Dealer is not entitled to any Distribution Fee with respect to Class I shares. The Dealer Manager may also reallow some or all of the Distribution Fee to other broker-dealers who provide services with respect to the Shares (who shall be considered additional Servicing Dealers) pursuant to a Servicing Agreement with the Dealer Manager to the extent such Servicing Agreement provides for such reallowance and such additional Servicing Dealer is in compliance with the terms of such agreement related to such reallowance, in accordance with the terms of such Servicing Agreement. For the avoidance of doubt, the Dealer Manager will rebate the Distribution Fee to the Company to the extent a Participating Dealer or Servicing Dealer is not eligible to receive such Distribution Fees.
The Dealer Manager shall cease receiving the Distribution Fee with respect to any Class T share, Class S share or Class D share held in a stockholder’s account at the end of the month in which the Dealer Manager and/or the Company, in conjunction with the Company’s transfer agent, determines that total selling commissions, dealer manager fees and Distribution Fees paid by the Company with respect to such shares held by such stockholder within such account would equal or exceed, in the aggregate, 8.75% (or such lower limit as set forth in any applicable agreement between the Dealer Manager and such Participating Dealer at the time the shares were issued) of the gross proceeds from the sale of such shares (including the gross proceeds of any shares issued under the DRP with respect thereto). At the end of such month, each such Class T share, Class S share or Class D share shall automatically and without any action on the part of the holder thereof convert into a number of Class I shares (including any fractional shares), each with an equivalent aggregate NAV as such share. In addition, the Dealer Manager will cease receiving the Distribution Fee on Class T, Class S shares and Class D shares in connection with the Offering, and each Class T, Class S and Class D share held in a stockholders’ account (including shares in such account purchased through the DRP or received as a stock dividend) shall automatically and without any action on the part of the holder thereof convert into a number of Class I shares (including any fractional shares) each with an equivalent aggregate NAV as such share, upon the earliest to occur of the following: (i) a listing of Class I shares, (ii) the merger or consolidation of the Company with or into another entity in which the Company is not the surviving entity, or (iii) the sale or other disposition of all or substantially all of the Company’s assets.
5.3.    The terms of any reallowance of selling commissions, dealer manager fees and the Distribution Fee shall be set forth in the Participating Dealer Agreement or Servicing Agreement entered into with the Participating Dealers or Servicing Dealers, as applicable. Notwithstanding the foregoing, no selling commissions, dealer manager fees or Distribution Fees will be paid to the Dealer Manager pursuant to this Section 5 unless and until the Company has accepted the respective subscription in accordance with the terms of the Subscription Agreement and the Memorandum.
The Dealer Manager shall be paid the selling commission and dealer manager fee as earned, until the Offering terminates. All remaining dealer manager fees, and selling commissions shall be paid to the Dealer Manager no later than fourteen (14) business days after the Offering terminates.
The Company will also reimburse the Dealer Manager for reimbursements it may make to Participating Dealers for bona fide due diligence expenses presented on detailed and itemized invoices.
The Company reserves the right, in its sole discretion, to refuse to accept any or all subscriptions for Shares tendered by the Dealer Manager or the Participating Dealers.
The Company will not be liable or responsible to any Participating Dealer or Servicing Dealer for direct payment of commissions, dealer manager fees or any reallowance of the Distribution Fee or any other compensation to such Participating Dealer or Servicing Dealer, it being the sole and exclusive responsibility of the Dealer Manager to pay commissions, dealer manager fees, any reallowance of the Distribution Fee and all other compensation to the Participating Dealers and Servicing Dealers.
5.4.    Notwithstanding anything to the contrary contained herein, in the event that the Company pays any commission, dealer manager fees or other compensation to the Dealer Manager for the sale by a Participating Dealer of one or more Shares and the subscription is rescinded as to one or more of the Shares covered by such subscription, the Company shall decrease the next payment of dealer manager fees, selling commissions and other compensation otherwise payable to the Dealer Manager by the Company under this Agreement by an amount equal to the amount of compensation previously paid by the Company to the Dealer Manager with respect to the Shares as to which the subscription is rescinded. In the event that no compensation is due to the Dealer Manager after such rescission occurs, the Dealer Manager shall pay the amount specified in the preceding sentence to the Company within ten (10) days following receipt of notice by the Dealer Manager from the Company stating the amount owed as a result of rescinded subscriptions.
5.5.    Except as otherwise set forth herein, the Dealer Manager shall be responsible for all costs and expenses that it incurs in connection with performing its obligations under this Agreement, which costs and expenses shall not be reimbursed by the Company.
6.    Indemnification.
6.1.    With respect to the Offering of its Shares, the Company will indemnify and hold harmless the Participating Dealers and the Dealer Manager, their officers and directors and each person, if any, who controls such Participating Dealer or Dealer Manager within the meaning of Section 15 of the Securities Act (the “Company Indemnified Persons”) from and against any losses, claims, damages or liabilities (“Losses”), joint or several, to which such Company Indemnified Persons may become subject, under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon:
(a)    any untrue statement or alleged untrue statement of a material fact contained:
(i)    in the Memorandum or any amendment or supplement thereto;
(ii)    in the Approved Sales Literature or broker-dealer use only marketing materials; or

(iii)    in any securities filing or other document executed by the Company or on its behalf specifically for the purpose of qualifying the Offering for exemption from the registration requirements of the securities laws of any jurisdiction or based upon written information furnished by the Company under the securities laws thereof (any such application, document or information being hereinafter called a “Securities Application”); or
(b)    the omission or alleged omission to state in the Memorandum or any amendment or supplement thereto, the Approved Sales Literature or broker-dealer use only marketing materials, or in any Securities Application a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
(c)    the Company’s violation of the federal or state securities laws as described in Section 3.5 of this Agreement or the requirements for exemption of the Offering from the registration requirements of the Securities Act, including the prohibition under Regulation D of any general solicitation, and applicable state securities laws;
(d)    the Company’s breach of any of its representations, agreements, covenants or warranties contained in this Agreement, except as provided otherwise in Section 11.2.
The Company will reimburse each Company Indemnified Person for any legal or other expenses reasonably incurred by such Company Indemnified Person, in connection with investigating or defending such Loss, expense or action as such expenses are incurred.
Notwithstanding the foregoing provisions of this Section 6.1, the Company will not be liable in any such case to the extent that any such Loss or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Dealer Manager, or to the Company by or on behalf of any Participating Dealer through the Dealer Manager, specifically for use in the preparation of the Memorandum or any such amendment or supplement thereto, or any such Approved Sales Literature or broker-dealer use only marketing materials, or Securities Application.
6.2.    With respect to the Offering of the Company’s Shares, the Dealer Manager will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, including without limitation, the Company’s Manager (each a “Dealer Manager Indemnified Person”), from and against any Losses to which any Dealer Manager Indemnified Person may become subject, under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon:
(a)    any untrue statement or alleged untrue statement of a material fact contained:
(i)    in the Memorandum or any amendment or supplement thereto;
(ii)    in the Approved Sales Literature or broker-dealer use only marketing materials; or
(iii)    in any Securities Application; or
(b)    the omission to state in the Memorandum or any amendment or supplement thereto, or in the Approved Sales Literature, or in any Securities Application a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

in the case of each of clauses (a) and (b) to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Dealer Manager specifically for use with reference to the Dealer Manager in the preparation of the Memorandum or any amendments or supplements thereto, the Approved Sales Literature or the broker-dealer use only marketing materials, or any such Securities Application; or
(c)    any unauthorized use of investor sales literature or the broker-dealer use only marketing materials or the use of unauthorized verbal representations concerning the Shares by the Dealer Manager; or
(d)    the Dealer Manager’s violation of the federal or state securities laws as described in Section 2.1 of this Agreement, including without limitation, any unlawful general solicitation of purchasers by the Dealer Manager in violation of the requirements for exemption of the Offering from the registration requirements of the Securities Act and applicable state securities laws, including the discussion of, or other use of, the registration statement of any securities registered by the Company or its affiliates under the Securities Act to solicit prospective investors in the Company’s Offering; or
(e)    any electronic signatures and/or stamped signatures in any form which have been directly used by or obtained by the Dealer Manager with respect to this Agreement or in any Participating Dealer Agreement related to the Offering; or
(f)    the Dealer Manager’s breach of any of its representations, agreements, covenants or warranties contained in this Agreement, except as provided otherwise in Section 11.2.
The Dealer Manager will reimburse the Dealer Manager Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending such Loss, expense or action.
6.3.    With respect to the Offering of the Company’s Shares each Participating Dealer severally will indemnify and hold harmless the Dealer Manager and its directors, and each person, if any, who controls the Dealer Manager within the meaning of Section 15 of the Securities Act (each, a “Participating Dealer Indemnified Person”) from and against any Losses to which a Participating Dealer Indemnified Person may become subject, under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon:
(a)    any untrue statement or alleged untrue statement of a material fact contained:
(i)    in the Memorandum or any amendment or supplement thereto;
(ii)    in the Approved Sales Literature or broker-dealer use only marketing materials; or
(iii)    in any Securities Application; or
(b)    the omission or alleged omission to state in the Memorandum or any amendment or supplement thereto, or in the Approved Sales Literature or broker-dealer use only marketing materials, or in any Securities Application a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
in the case of each of clauses (a) and (b), above, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or the Dealer Manager by or on behalf of such Participating Dealer specifically for use with reference to such Participating Dealer in the preparation of the Memorandum or any amendments or supplements thereto, the Approved Sales Literature, broker-dealer use only marketing materials, or any such Securities Application; or
(c)    any unauthorized use of investor sales literature or broker-dealer use only marketing materials or the use of unauthorized verbal representations concerning the Shares by such Participating Dealer or Participating Dealer’s representatives or agents in violation of Section VIII of the Participating Dealer Agreement or otherwise; or
(d)    the Participating Dealer’s violation of the federal or state securities laws as described in Section VI.8 of the Participating Dealer Agreement, including, without limitation, any unlawful general solicitation of purchasers by the Participating Dealer or Participating Dealer’s representatives or agents in violation of the requirements for exemption of the Offering from the registration requirements of the Securities Act and applicable state securities laws, including but not limited to the discussion of, or other use of, any registration statement for an offering of the Company or its affiliates’ securities that has been registered as a public offering under the Securities Act for the solicitation of any investor in the Company’s Offering or by any other means of general solicitation in violation of Section VI.8 of the Participating Dealer Agreement;
(e)    any electronic signatures and/or stamped signatures in any form which have been used, obtained or relied upon by the Participating Dealer with respect to this Agreement, the applicable Participating Dealer Agreement, or any subscription agreement; or
(f)    the Participating Dealer’s breach of any of its representations, agreements, covenants or warranties contained in its Participating Dealer Agreement with the Dealer Manager; or
(g)    the failure by any investor to comply with the investor suitability requirements set forth in the section captioned “Who May Invest” in the Memorandum.
Each such Participating Dealer will reimburse each Participating Dealer Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss, expense or action. This indemnity agreement will be in addition to any liability that such Participating Dealer may otherwise have. The Dealer Manager shall, in its agreement with the Participating Dealers, cause the Participating Dealers to comply with the terms of this Section 6.3.
6.4.    Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, notify in writing the indemnifying party of the commencement thereof.
The failure of an indemnified party to so notify the indemnifying party shall not relieve the indemnifying party from any liability under this Section 6.
In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses (subject to Section 6.5) incurred by such indemnified party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party. Any indemnified party shall not be bound to perform or refrain from performing any act pursuant to the terms of any settlement of any claim or action effected without the consent of such indemnified party.
6.5.    The indemnifying party shall pay all legal fees and expenses of the indemnified party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obliged to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one indemnified party. If such claims or actions are alleged or brought against more than one indemnified party, then the indemnifying party shall only be obliged to reimburse the expenses and fees of the one law firm that has been selected by a majority of the indemnified parties against which such action is finally brought; and in the event a majority of such indemnified parties is unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an indemnified party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.
6.6.    If the indemnity agreements contained in this Section 6 are for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any Losses or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such Losses and expenses incurred by such indemnified party, as incurred:
(a)    in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Dealer Manager or Participating Dealer on the other hand from the offering of the Shares in question; or
(b)    if the allocation provided by clause (a) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) but also the relative fault of the Company on the one hand and of the Dealer Manager or Participating Dealer on the other hand in connection with the statements or omissions which resulted in such Losses, expenses or actions, as well as any other relevant equitable considerations.
The relative benefits received by the Dealer Manager on the one hand and the Company on the other hand shall be deemed to be in the same proportion as the total net proceeds from sales of Shares received by Dealer Manager and the Company (after deducting any amounts payable to the Dealer Manager) bear to the total discounts, commissions and other compensation received by the Dealer Manager after deducting any amount paid to the Participating Dealer.
7.    Survival of Provisions.
7.1.    The respective agreements, representations and warranties of the Company and the Dealer Manager set forth in this Agreement shall remain operative and in full force and effect regardless of:
(a)    any investigation made by or on behalf of the Dealer Manager or any Participating Dealer or any person controlling the Dealer Manager or any Participating Dealer or by or on behalf of the Company or any person controlling the Company; and
(b)    the acceptance of any payment for the Shares.
7.2.    The obligations of the Company to pay the Dealer Manager pursuant to Sections 5.1 through 5.5, Sections 6 (Indemnification) through 10 (Successors and Amendment), Section 12 (Confirmation),

Section 13 (Suitability of Investors; Compliance with Privacy) and Section 18 (Notices) of this Agreement shall survive the termination of this Agreement.
8.    Applicable Law. This Agreement was executed and delivered in, and its validity, interpretation and construction shall be governed by, the laws of the State of Texas; provided, however, that causes of action for violations of federal or state securities laws shall not be governed by this Section. Any legal action or proceeding with respect to this Agreement shall be brought in the state or federal courts of the State of Texas. The party that is unsuccessful in any legal action or proceeding shall bear all legal fees and related out-of-pocket expenses of the prevailing party.
9.    Counterparts. This Agreement may be executed in any number of counterparts. Each counterpart, when executed and delivered, shall be an original contract, but all counterparts, when taken together, shall constitute one and the same Agreement.
10.    Successors and Amendment.
10.1.    No party shall assign this Agreement without the prior written consent of the other party; provided that a party may assign this Agreement without the consent of the other party to any affiliate of the assigning party with the legal authority and operational ability to satisfy the obligations of the assigning party under this Agreement. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the Dealer Manager and the Company and their respective successors and assigns. Nothing in this Agreement is intended or shall be construed to give to any other person any right, remedy or claim, except as otherwise specifically provided herein.
10.2.    This Agreement may be amended by the written agreement of the Dealer Manager and the Company.
11.    Term.
11.1.    This Agreement shall commence as of the date hereof and, except as otherwise provided in Section 7, above, shall expire with respect to the Company’s Offering under this Agreement upon termination of the applicable Subscription Period, unless sooner terminated hereunder.
11.2.    Any party to this Agreement shall have the right to terminate this Agreement, except as otherwise provided in Section 7, above, upon notice to the other party in the event that such other party shall have materially failed to comply with any of the material provisions of this Agreement to be performed on its part or any of the representations, warranties, covenants or agreements of such other party herein contained shall not have been materially complied with or satisfied within the times specified and such noncompliance is not cured within thirty (30) days upon receipt of notice. Any notice delivered pursuant to this Section 11.2 shall be in writing and shall state in reasonable detail the basis upon which it is being delivered.
11.3.    Upon the expiration or termination of the Company’s Offering under this Agreement, in addition to any other obligations of the Dealer Manager during the Subscription Period that survive the expiration or termination of this Agreement for that Offering, as provided in Section 7, above the Company shall pay to the Dealer Manager all commissions, fees and other compensation to which the Dealer Manager is or becomes entitled under Section 5 of this Agreement at such time or times as such commissions, fees and other compensation would otherwise have become payable under Section 5 of this Agreement.
12.    Confirmation. The Company hereby agrees and assumes the duty to confirm on its behalf and on behalf of Participating Dealers and the Dealer Manager all orders for the purchase of Shares accepted by the Company. If applicable, such confirmations will comply with the rules of the SEC and FINRA.

13.    Suitability of Investors; Compliance with Privacy.
13.1.    Suitability. The Dealer Manager will offer Shares, and in its agreements with Participating Dealers will require that the Participating Dealers offer Shares, only to persons with whom it has a “pre-existing substantive relationship,” as such term is defined by the SEC, and who, based on such relationship, it believes meet the financial qualifications set forth in the Memorandum or in any suitability letter or memorandum sent to it by the Company, and it will only make offers to persons in the states in which it is advised in writing that the Shares are qualified for sale or that such qualification is not required. In offering Shares, the Dealer Manager will comply, and in its agreements with Participating Dealers, the Dealer Manager will require that the Participating Dealers comply, with the provisions of all applicable rules and regulations relating to suitability of investors, including, but not limited to, the provisions of Regulation D, Rule 506 promulgated under the Securities Act, applicable FINRA Rules, including without limitation FINRA Rule 2111, any enhanced standard of care applicable under Regulation Best Interest, and the prohibition of general solicitation under Regulation D and that the registration statement of an offering of securities that has been registered by the Company or its affiliates under the Securities Act shall not be discussed by the Dealer Manager or any Participating Dealer or otherwise used to solicit investors in the Company’s Offering under Regulation D that is subject to this Agreement. If any Shares are recommended by investment advisers who are not affiliated with a Participating Dealer or by banks acting as trustees or fiduciaries, then, in making the determinations as to suitability, the Dealer Manager may rely on representations from such investment advisers and banks.
13.2.    “Confidential Information” means all information provided by a party to this Agreement that is the disclosing party (the “Discloser”) to the other party to this Agreement that is the receiving party (the “Recipient”) that is proprietary and/or non-public related to the past, present and future business activities of the Discloser, its affiliates and agents, including, without limitation, all information related to:
(a)    a party’s employees, customers, and third-party contractors;
(b)    a party’s operational and business proposals and plans, pricing, financial information, methods, processes, code, data, lists (including customer lists), inventions, apparatus, statistics, programs, research, development, information technology, network designs, passwords, sign-on codes, and usage data;
(c)    the terms and existence of this Agreement;
(d)    all Personal Information (as defined below); and
(e)    any other information that is designated as confidential by the Discloser.
All of the Discloser’s Confidential Information, including any derivative works thereof, is, and shall remain, proprietary to the Discloser.
“Personal Information” means all contact information of a person or entity provided by the Discloser to the other party, such as addresses, telephone numbers, information regarding the person’s gender, age, social security number, account numbers, financial and health information, Identifying Information (as defined below), and any information regarding any person's/entity's relationship to the Discloser.
“Identifying Information” means any name or number that may be used, alone or in conjunction with any other information, to identify a specific person, including without limitation, any name, social security number, date of birth, state of residence or government issued driver’s license or identification number, alien registration number, government passport number, employer or taxpayer identification number; unique biometric data, such as fingerprint, voice print, retina scan or iris image, or other unique physical characteristic; unique electronic identification number, address, or routing code; or telecommunication identifying information or access device, as well as any consumer information within the definition of “nonpublic personal information” as set forth in Article V of the Gramm-Leach-Bliley Act (15 USC 6801 et seq.) and the rules and regulations adopted pursuant thereto, as amended from time to time.
13.3.    Exceptions. Other than Personal Information, Confidential Information does not include information that is or was, at the time of the disclosure:
(a)    generally known or available to the public;
(b)    received by the Recipient from a third-party;
(c)    already in the Recipient’s possession prior to the date of receipt from the Discloser; or
(d)    independently developed by the Recipient;
provided in each case that such foregoing information was not delivered to or obtained by the Recipient as a result of any breach of this Agreement, applicable law or any contractual or fiduciary obligation owed to Discloser.
The Recipient also may disclose the Discloser’s Confidential Information to the extent such disclosure is required by law, provided that the Discloser is given prompt notice of the disclosure requirement, to the extent practicable, so that the Discloser has an opportunity to petition for protective concealment of, or oppose, the disclosure.
13.4.    At all times the Recipient shall:
(a)    use the same standard of care to protect the Confidential Information as it uses to protect its own confidential information of a similar nature, but not less than a commercially reasonable standard of care;
(b)    not use the Discloser’s Confidential Information other than as necessary to perform its obligations under this Agreement;
(c)    not disclose, or distribute, or disseminate the Confidential Information to any third party; and
(d)    disclose the Discloser’s Confidential Information to its agents and or affiliates on a “need to know” basis only, provided that the Recipient requires each of its affiliates and agents to be bound by obligations of the confidentiality and restrictions against disclosure of the Disclosure’s Confidential Information at least as restrictive as those contained in this Agreement.
13.5.    In addition to its obligations in Subsection 13.4 above, each party has implemented and shall maintain, and shall require all third parties to whom it discloses Confidential Information to implement and maintain, an effective information security program to protect the Confidential Information from disclosure that is not specifically authorized pursuant to this Agreement, including, without limitation, encrypting such information using commercially reasonable encryption technology. The security program shall be designed to:
(a)    ensure the security and confidentiality of Confidential Information;

(b)    include reasonable policies and procedures designed to identify and detect patterns, practices, or specific activities that indicate the possible existence of identity theft, and prevent, and mitigate the risk thereof;
(c)    protect against any anticipated threats or hazards to the security or integrity of Confidential Information including, without limitation, the risk of identity theft; and
(d)    protect against any unauthorized access to, or use of Confidential Information, including, without limitation, identifying and detecting any patterns, practices, or specific activities indicating the possibility of identity theft.
13.6.    The Recipient shall, upon Discloser’s written request, promptly provide the Discloser detailed information regarding any failure or breach of such security program involving Confidential Information provided the Recipient by the Discloser pursuant to this Agreement, including how and when such failure or breach occurred, and what actions have been or are being taken to remedy such failure or breach.
(a)    Each party shall defend, indemnify and hold harmless the other party for any third party claims that arise from relating to or arising out of any breach or alleged breach of its obligations under this Section (including any loss, cost of damage arising from the failure to notify and timely cooperate with any notice requirement) in accordance with the terms of the indemnification provided for through this Agreement.
(b)    If a party knows of any disclosure or loss of, or inability to account for, or any incident relating to unauthorized access to or acquisition of, any of Confidential Information of the other party under this Section, the party must notify the other party promptly and at its costs take the following actions:
(i)    promptly notify the other party in writing of the discovery of such disclosure, loss or incident, to the extent practicable, otherwise as soon as possible;
(ii)    take all actions as may be necessary or reasonably requested to minimize the problem; and
(iii)    cooperate with the other party in all reasonable respects to notify affected individuals and minimize any resulting damage.
13.7.    Limited Disclosure. The Recipient shall not disclose Confidential Information to any third-party or use any Confidential Information, except as permitted by law, and then only to the extent necessary to carry out its obligations under this Agreement.
13.8.    The Dealer Manager agrees to:
(a)    abide by and comply with (A) the privacy standards and requirements of the Gramm-Leach-Bliley Act of 1999 (the “GLB Act”) and applicable regulations promulgated thereunder, (B) the privacy standards and requirements of any other applicable federal or state law, including but not limited to, the Fair Credit Reporting Act (“FCRA”), and (C) its own internal privacy policies and procedures, each as may be amended from time to time;
(b)    refrain from the use or disclosure of nonpublic personal information (as defined under the GLB Act) of all customers who have opted out of such disclosures except as necessary to service the customers or as otherwise necessary or required by applicable law;

(c)    except as expressly permitted under the FCRA, the Dealer Manager and the Company shall not disclose any information that would be considered a “consumer report” under the FCRA; and
(d)    determine which customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, retrieving an aggregated list of such customers from the Participating Dealers (the “List”) to identify customers that have exercised their opt-out rights. If either party uses or discloses nonpublic personal information of any customer for purposes other than servicing the customer, or as otherwise required by applicable law, that party will consult the List to determine whether the affected customer has exercised his or her opt-out rights. Each party understands that it is prohibited from using or disclosing any nonpublic personal information of any customer that is identified on the List as having opted out of such disclosures.
14.    Anti-Money Laundering Provision.
14.1.    The Dealer Manager represents to the Company that:
(a)    it has established and implemented an anti-money laundering compliance program (“AML Program”) in accordance with applicable law, including applicable FINRA Rules, Securities Exchange Act of 1934 Rules and Regulations and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended (the “USA PATRIOT Act”), specifically including, but not limited to, Section 352 of the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 (the “Money Laundering Abatement Act”), and together with the USA PATRIOT Act, the “AML Rules,” reasonably expected to detect and cause the reporting of suspicious transactions in connection with the offering and sale of the Shares. The Dealer Manager further represents that it is currently in compliance with all AML Rules, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the Money Laundering Abatement Act, and it hereby covenants to remain in compliance with those requirements and shall, on request by the Company, provide a certification that, as of the date of the certification;
(b)    the Dealer Manager’s AML Program is consistent with the AML Rules; and
(c)    the Dealer Manager is currently in compliance with all AML Rules, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the Money Laundering Abatement Act.
14.2.    Further, in accordance with the USA PATRIOT Act, the Dealer Manager agrees that the Shares may not be offered, sold, transferred or delivered, directly or indirectly, to anyone who is:
(a)    a “designated national,” “specially designated national,” “specially designated terrorist,” “specially designated global terrorist,” “foreign terrorist organization,” or “blocked person” within the definitions set forth in the Foreign Assets Control Regulations of the U.S. Treasury Department;
(b)    acting on behalf of, or an entity owned or controlled by, any government against whom the U.S. maintains economic sanctions or embargoes under the Regulations of the U.S. Treasury Department;
(c)    within the scope of Executive Order 13224 — Blocking Property and Prohibiting Transactions with Persons who Commit, Threaten to Commit, or Support Terrorism, effective September 24, 2001;

(d)    subject to additional restrictions imposed by the following statutes or regulations, and executive orders issued thereunder: the Trading with the Enemy Act, the Iraq Sanctions Act, the National Emergencies Act, the Antiterrorism and Effective Death Penalty Act of 1996, the International Emergency Economic Powers Act, the United Nations Participation Act, the International Security and Development Cooperation Act, the Nuclear Proliferation Prevention Act of 1994, the Foreign Narcotics Kingpin Designation Act, the Iran and Libya Sanctions Act of 1996, the Cuban Democracy Act, the Cuban Liberty and Democratic Solidarity Act and the Foreign Operations, Export Financing and Related Programs Appropriation Act or any other law of similar import as to any non-U.S. country, as each such act or law has been or may be amended, adjusted, modified or reviewed from time to time; or
(e)    designated or blocked, associated or involved in terrorism, or subject to restrictions under laws, regulations, or executive orders as may apply in the future similar to those set forth above.
15.    Submission of Orders.
15.1.    Those persons who purchase Shares will be instructed by the Dealer Manager or the Participating Dealer to make their checks or wires payable to the Company as provided in the Memorandum for the Offering of Shares in the Company or as otherwise provided in written notice by the Dealer Manager to the Participating Dealer as approved in writing by the Company. Any Participating Dealer receiving a check that does not conform to the instructions in the Memorandum shall promptly return such check directly to such subscriber. Checks received by the Participating Dealer which conform to the instructions in the Memorandum shall be transmitted for deposit pursuant to one of the methods described in this Section 15.
15.2.    It is understood and agreed that the Company reserves the unconditional right, in its sole discretion, to reject a subscription in whole or in part for any reason or to refuse to sell any of the Shares to any person. A sale of a Share shall be deemed to be completed if and only if the Company has received properly completed and executed subscription documents, together with payment of the full purchase price of each purchased Share, from or on behalf of an investor who satisfies the applicable suitability standards and minimum purchase requirements set forth in the Memorandum as determined by the Dealer Manager in accordance with the provisions of this Agreement and the Company has accepted such subscription.
15.3.    If the Participating Dealer conducts its internal supervisory review procedures at the same location at which subscription documents and checks are initially received by the Participating Dealer from subscribers, then by the end of the next business day following receipt by the Participating Dealer, the Participating Dealer will transmit the subscription documents including the subscription agreements, executed and initialed by the subscriber as provided for in the Memorandum, and the checks to the Company or the Company’s Transfer Agent.
15.4.    If pursuant to the Participating Dealer’s internal supervisory procedures, the Participating Dealer conducts its final internal supervisory review procedures at a different location (the “Final Review Office”) then:
(a)    the subscription documents, including the subscription agreements, executed and initialed by the subscriber as provided for in the Memorandum, and checks will be transmitted by the Participating Dealer to the Final Review Office by the end of the next business day following receipt by the Participating Dealer; and
(b)    the Final Review Office will in turn by the end of the next business day following their receipt by the Final Review Office, transmit the subscription documents, including the subscription agreements, executed and initialed by the subscriber as provided for in the Memorandum, and the checks to the Company or the Company’s Transfer Agent.
15.5.    Copies of the subscription agreements and the checks will be transmitted by the Dealer Manager for deposit to the Company or its agent at the address provided in the Subscription Agreement, and copies of the checks together with the original subscription documents, including the subscription agreement, executed and initialed by the subscriber as provided for in the Memorandum, will be transmitted by the Dealer Manager to the Company, as soon as practicable, but in no event later than the end of the next business day following the receipt by the Dealer Manager. Checks and the original subscription agreement of rejected potential investors will be promptly returned to such rejected investor within ten (10) business days from the date of the rejection.
15.6.    Each Participating Dealer, or its Final Review Office under Section 15.4, shall forward checks and the original subscription documents, including the subscription agreement, executed and initialed by the subscriber as provided for in the Memorandum, to the Dealer Manager by the end of the next business day following their receipt by the Participating Dealer, or their receipt by the Participating Dealer’s Final Review Office as provided in Section 15.4, and the Dealer Manager will then transmit the checks and the original subscription documents, including the subscription agreement, executed and initialed by the subscriber as provided for in the Memorandum, to the Company by the end of the next business day following their receipt by the Dealer Manager.
15.7.    Subscription requests, including payment of the full purchase price of the Shares being subscribed, which are received by the Company at least five business days prior to the first calendar day of the month (unless waived by the Dealer Manager), to the extent accepted by the Company, will be executed as of the first calendar day of the month (based on the prior month’s transaction price per Share).
16.    Severability. If any portion of this Agreement shall be held invalid or inoperative, then so far as is reasonable and possible the remainder of this Agreement shall be considered valid and operative and effect shall be given the intent manifested by the portion held invalid or inoperative.
17.    Modification or Amendment. This Agreement may not be modified or amended except by written agreement executed by the parties hereto.
18.    Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered:
(a)    when delivered personally or by commercial messenger;
(b)    one business day following deposit with a recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery;
(c)    when transmitted, if sent by facsimile copy, provided confirmation of receipt is received by sender and such notice is sent by an additional method provided hereunder;
in each case above provided such communication is addressed to the intended recipient thereof as set forth below:
If to the Company:    Stirling Hotels & Resorts, Inc.
14185 Dallas Parkway, Suite 1100
Dallas, Texas 75254
Attention: Mr. Jim Plohg

If to the Dealer Manager:    Ashford Securities LLC
14185 Dallas Parkway, Suite 780
Dallas, Texas 75254
Attention: Mr. Jay Steigerwald
19.    Delay. Except as expressly provided otherwise in this Agreement, neither the failure nor any delay on the part of any party to this Agreement to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall a waiver of any right remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power, or privilege with respect to any subsequent occurrence.
20.    No Company. Nothing in this Agreement shall be construed or interpreted to constitute the Dealer Manager as in association with or in partnership with the Company, and instead, this Agreement only shall constitute the Dealer Manager as a broker-dealer authorized by the Company to sell and to manage the sale by others of the Shares according to the terms set forth in the Memorandum or this Agreement.
21.    The Parties and No Third-Party Beneficiaries. The parties to this Agreement are the Dealer Manager and the Company. Except as expressly provided otherwise in this Agreement, no provision of this Agreement is intended to be for the benefit of any person or entity not a party to this Agreement, and no third party shall be deemed to be a beneficiary of any provision of this Agreement. Further, no third party shall, by virtue of any provision of this Agreement, have a right of action or an enforceable remedy against either party to this Agreement.
22.    Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.
[Signatures Appear on Next Page]

If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us as of the date first above written.
Very truly yours,

STIRLING HOTELS & RESORTS, INC.

By:    /s/ Alex Rose
Name:    Alex Rose
Title:    EVP, General Counsel & Secretary

Accepted and agreed as of the date first above written:

ASHFORD SECURITIES LLC

By:    /s/ Jay Steigerwald
Name:    Jay Steigerwald
Title:    President

[Signature Page to Dealer Manager Agreement]

EXHIBIT A
PARTICIPATING DEALER AGREEMENT
STIRLING HOTELS & RESORTS, INC.
Offering of Shares
PARTICIPATING DEALER AGREEMENT

Dated:

Ladies and Gentlemen:

Our firm, Ashford Securities LLC, which is referred to as the “Dealer Manager,” has entered into an exclusive Dealer Manager Agreement, as amended (the “Dealer Manager Agreement”), with Stirling Hotels & Resorts, Inc. (the “Company”), a copy of which has been attached hereto as Exhibit A and is hereby incorporated herein by reference in its entirety, including the indemnification obligations of the Company, the Dealer Manager and the Participating Dealers as defined below. Under the Dealer Manager Agreement, the Dealer Manager has agreed to form a group of Financial Industry Regulatory Authority, Inc. (“FINRA”) member firms (the “Participating Dealers”) to obtain subscriptions for shares of common stock, par value $0.01 per share (the “Common Stock”) in the Company, which may consist of Class T shares, Class S shares, Class D shares and Class I shares of Common Stock (the “Shares”), in a private offering (the “Offering”) in all states on a “best efforts” basis under the Securities Act of 1933, as amended (the “Securities Act”), Regulation D promulgated thereunder (“Regulation D”), and the provisions of the Company’s confidential private placement memorandum as it may be amended or supplemented (the “Memorandum”). The Offering shall be comprised of up to $900,000,000 in Shares (the “Primary Shares”) that will be issued and sold pursuant to a primary offering (the “Primary Offering”) and up to $100,000,000 in Shares (the “DRP Shares”) pursuant to the Company’s distribution reinvestment plan (the “DRP”), provided that the Company has reserved the right to reallocate the Shares between the Primary Offering and the DRP and may increase the size of the Offering in its discretion. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Memorandum or the Dealer Manager Agreement. You are hereby invited to become one of the Participating Dealers on a non-exclusive basis. By your acceptance below you agree to act in that capacity and to use your best efforts, in accordance with the terms and conditions of this Agreement, to solicit subscriptions for Shares only from accredited investors and at the time the Shares in the Company are being offered in all states where you are duly registered or licensed as a broker-dealer.

I.    Dealer Manager Agreement

By Participating Dealer’s acceptance of this Agreement, Participating Dealer will become one of the Participating Dealers referred to in the Dealer Manager Agreement and will be entitled to offer and sell Shares in the Company’s Offering, subject to the terms and conditions of the Dealer Manager Agreement, including, but not limited to, Section 6.3 of the Dealer Manager Agreement wherein the Participating Dealers severally agree to indemnify and hold harmless the Participating Dealer Indemnified Persons. Participating Dealer hereby agrees to use its best efforts to sell the Shares for cash on the terms and conditions stated in the Memorandum. Nothing in this Agreement shall be deemed or construed to make Participating Dealer an employee, agent, representative or partner of the Dealer Manager or of the Company, and Participating Dealer is not authorized to act for the Dealer Manager or the Company or to make any representations on their behalf except as set forth in the Memorandum and any supplement or amendment to the Memorandum furnished to Participating Dealer by the Dealer Manager or the Company (the “Supplemental Information”).

II.    Submission of Orders

Participating Dealer hereby agrees to solicit, as an independent contractor and not as the agent of the Dealer Manager or of the Company (or their affiliates), persons acceptable to the Company to purchase the Shares pursuant to the subscription agreement in the form attached to the Memorandum and in accordance with the terms of the Memorandum. Participating Dealer hereby agrees to diligently make inquiries as required by this Agreement, as set forth in the Memorandum, and as required by all applicable laws, of all prospective investors in order to ascertain whether a purchase of the Shares is suitable for each such investor.

Except as otherwise provided in the Memorandum, which may be amended or supplemented from time to time, the Shares in the Primary Offering shall generally be offered to the public at a purchase price payable in cash equal to the Company’s prior month’s net asset value (“NAV”) per Share (as calculated in accordance with the procedures described in the Memorandum), or at a different price made available to investors in cases where the Company believes there has been a material change to the NAV per Share since the end of the prior month (the “transaction price”), plus applicable selling commissions and dealer manager fees. The DRP Shares will be issued and sold to stockholders of the Company at a purchase price equal to the transaction price in effect at the time of the record date for the distribution.

Those persons who purchase Shares will be instructed by the Participating Dealer to make their checks or wires payable to the Company in the form and manner set forth in the Memorandum or by written notice provided to the Participating Dealer by the Dealer Manager. Any Participating Dealer receiving a check that does not conform to the Dealer Manager’s instructions or the Memorandum shall promptly return such check directly to such subscriber within ten (10) business days following its receipt. Checks received by the Participating Dealer which conform to the foregoing instructions shall be promptly transmitted for deposit pursuant to one of the following methods:

If the Participating Dealer conducts its internal supervisory review procedures at the same location at which subscription documents and checks are initially received by the Participating Dealer from subscribers, then by the end of the next business day following its receipt, the Participating Dealer will transmit the subscription documents and checks to the transfer agent designated by the Company (“Transfer Agent”) for deposit.

If pursuant to the Participating Dealer’s internal supervisory procedures, the Participating Dealer conducts its final internal supervisory review procedures at a different location (the “Final Review Office”), then:

(a)    the checks and subscription documents will be transmitted by the Participating Dealer to the Final Review Office by the end of the next business day following receipt by the Participating Dealer;

(b)    by the end of the next business day following its receipt, the Final Review Office will transmit the subscription documents and checks to the Transfer Agent for deposit.

Selected Dealer understands that the Dealer Manager or the Company reserves the unconditional right to reject any order, in whole or in part, for any reason. If any subscription agreement solicited by the Participating Dealer is rejected by the Dealer Manager or the Company, then the subscription agreement and check will be promptly returned to the rejected subscriber within ten (10) business days from the date of rejection.

Payments for Shares may be made payable in the form and manner set forth in the Memorandum or by written notice from the Dealer Manager to the Participating Dealer. At such time, the Participating Dealer or its

Final Review Office, if any, shall, by the end of the next business day following their receipt, forward the checks and subscription documents, including the original executed subscription agreements, to the Transfer Agent.

Subscription requests, including payment of the full purchase price of the Shares being subscribed, which are received by the Company at least five business days prior to the first calendar day of the month (unless waived by the Dealer Manager), to the extent accepted by the Company, will be executed as of the first calendar day of the month (based on the prior month’s transaction price per Share).

Notwithstanding anything to the contrary herein, the parties agree that the Company shall only accept subscriptions in the Primary Offering for Class I shares until the Company has filed a registration statement on Form 10 (the “Form 10”) with the SEC that has become effective to register a class of securities under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). After such Form 10 becomes effective, the Company will accept subscriptions in the Primary Offering for all classes of Shares.
III.    Participating Dealers’ Compensation

Except as may be provided in the “Plan of Distribution” and “Uses of Offering Proceeds” sections of the Memorandum, which may be amended and supplemented from time to time, as compensation for completed sales and ongoing stockholder services rendered by the Participating Dealer hereunder, the Participating Dealer is entitled, on the terms and subject to the conditions herein, to the compensation as set forth in Schedule I to this Agreement.

However, no selling commission or any other compensation will be paid in connection with Shares sold in an Offering to an investor whose contracts for investment advisory and related brokerage services include a fixed or “wrap fee” feature. In the event the Participating Dealer is affiliated with the registered investment advisor, the Participating Dealer in its sole discretion has the election to either take its compensation as set forth in this Agreement and the Memorandum or waive all or a portion of such compensation, and if it waives all of its compensation under this Agreement and the Memorandum, then the Participating Dealer or its affiliate may be paid on a fee-for-service basis directly by the investor.

Except as otherwise provided herein, all expenses incurred by Participating Dealer in the performance of Participating Dealer’s obligations hereunder, including, but not limited to, expenses related to the Company’s Offering and any attorneys’ fees, shall be at Participating Dealer’s sole cost and expense, and the foregoing shall apply notwithstanding the fact that the Offering is not consummated for any reason.

IV.    Payment

Payments of compensation owed to Participating Dealer by the Dealer Manager will be made to Participating Dealer within 30 days of the receipt by the Dealer Manager of compensation associated therewith from the Company. Participating Dealer acknowledges that if the Company pays selling commissions or other compensation to the Dealer Manager, the Company is relieved of any obligation for selling commissions or other compensation that is owed by the Dealer Manager to Participating Dealer under this Agreement. The Company may rely on and use the preceding acknowledgment as a defense against any claim by Participating Dealer for selling commissions or other compensation the Company pays to the Dealer Manager, which the Dealer Manager fails to remit to Participating Dealer.

Notwithstanding any advance payments of the dealer manager fee, if permitted under Section 5.1 of the Dealer Manager Agreement, no payments or amounts whatsoever will be earned by the Dealer Manager or any Participating Dealer on the sale of Shares unless or until the minimum amount of subscription proceeds, as described in the Memorandum, has been received from the sale of Shares in the offering and accepted by the Company. No selling commission or other compensation, or any reallowance thereof, will be payable with respect to any subscription for Shares that is rejected by the Company or the Dealer Manager, or in the event subscriptions are not accepted if the Company terminates its Offering for any reason whatsoever prior to acceptance of the proceeds from such subscriptions.

V.    Covenants of Dealer Manager

1.    The Dealer Manager and the Company agree to indemnify and hold harmless on a joint and several basis the Participating Dealer and its affiliates for any and all loss that may result from any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission of a material fact necessary to be stated to make the statements made, in light of the circumstances, not materially misleading, in the Memorandum, Supplemental Information or Approved Sales Literature (as defined in Section VI.8(d) below (as from time to time amended and supplemented, collectively, the “Offering Documents”) or in any Securities Application when read in conjunction with the Memorandum, provided no indemnification shall be payable for any such loss to the extent it arises out of the use of the Offering Documents after notice to or knowledge by Participating Dealer of any material misstatement or omission in the Offering Documents, or which is made based on written information provided by Participating Dealer to the Company or the Dealer Manager for use in preparing the Offering Documents, or any amendment or supplement thereto or in any such Securities Application.

2.    The Dealer Manager and each of its principals, registered representatives, directors, executive officers, managing members and any other officers participating in the offering of the Shares in the Company, or any directors, executive officers or other officers participating in the offering of the Shares of the Company of any such managing member, are not subject to any disqualification or disclosure event described in Rule 506(d) of Regulation D, a copy of which is attached as Exhibit B to this Agreement, and the Dealer Manager agrees to promptly notify the Participating Dealer in the event any such disqualification or disclosure event occurs, is likely to occur, or comes to the Dealer Manager’s knowledge during the course of the Offering.

VI.    Covenants of Participating Dealer

1.    In addition to the representations and warranties found elsewhere in this Agreement, Participating Dealer represents, warrants and agrees that:

(a)    It is duly organized and existing and in good standing under the laws of the state, commonwealth or other jurisdiction in which Participating Dealer is organized.
(b)    It is empowered under applicable laws and by Participating Dealer’s organizational documents to enter into this Agreement and perform all activities and services of the Participating Dealer provided for herein and that there are no impediments, prior or existing, or regulatory, self-regulatory, administrative, civil or criminal matters affecting Participating Dealer’s ability to perform under this Agreement.
(c)    The execution, delivery, and performance of this Agreement; the incurrence of the obligations set forth herein; and the consummation of the transactions contemplated herein, including the issuance and sale of the Shares, will not constitute a breach of, or default under, any agreement or instrument by which Participating Dealer is bound, or to which any of its assets are subject, or any order, rule, or regulation applicable to it of any court, governmental body, or administrative agency having jurisdiction over it.
(d)    All requisite actions have been taken to authorize Participating Dealer to enter into and perform this Agreement.
(e)    It shall notify Dealer Manager, promptly in writing, of any written claim or complaint or any enforcement action or other proceeding with respect to Shares offered hereunder against

Participating Dealer or its principals, affiliates, officers, directors, employees or agents, or any person who controls Participating Dealer, within the meaning of Section 15 of the Securities Act.

2.    Prior to participating in the Offering, Participating Dealer will have reasonable grounds to believe, based on due diligence information reasonably requested by Participating Dealer and made available to Participating Dealer by the Dealer Manager and/or the Company, that all material facts are adequately and accurately disclosed in the Memorandum, as amended or supplemented, and the Memorandum provides a reasonable basis for evaluating the merits and risks of an investment in the Company and the Shares.

3.    Participating Dealer agrees not to rely upon the due diligence efforts of the Dealer Manager in determining whether the Company has adequately and accurately disclosed all material facts upon which to provide a basis for evaluating its participation in the Offering and the Company to the extent required by federal or state laws or FINRA. Participating Dealer further agrees to conduct its own due diligence investigation to make that determination independent of the efforts of the Dealer Manager.

4.    The Participating Dealer shall offer Shares only to persons that it has reasonable grounds to believe meet the requirements of an “accredited investor” as that term is defined in Regulation D. In recommending a purchase of the Shares, the Participating Dealer or any person associated with the Participating Dealer shall have reasonable grounds to believe, on the basis of the information obtained from the potential investor concerning his or her age, investment objectives, investment experience, investment time horizon, income, net worth, other investments, financial situation and needs, tax status, liquidity needs, risk tolerance, and any other information known by the Participating Dealer or an associated person, that:

(a)    the prospective investor is an “accredited investor” as that term is defined in Regulation D, and meets the other suitability requirements set forth in the Memorandum, which the Participating Dealer will confirm on an annual basis at the end of each fiscal year and will promptly notify the Dealer Manager of the investor is no longer an accredited investor;

(b)    the prospective investor has a fair market value net worth sufficient to sustain the risks inherent in an investment in the Company, including but not limited to a total loss of his or her investment, lack of liquidity and other risks described in the Memorandum; and

(c)    an investment in the Company is otherwise suitable for the prospective investor.

The Participating Dealer agrees that it will retain in its records and make available to the Company and the Dealer Manager for a period of at least six (6) years following the termination of the Offering or such later period as otherwise required by law, including federal state securities laws, rules and regulations and applicable rules of FINRA information disclosing the basis upon which the above determination of suitability was reached as to each such investor.

5.    The Participating Dealer shall not execute any transaction in which an investor invests in Shares in a discretionary account without prior written approval of the transaction by the investor.

6.    Participating Dealer agrees that, prior to accepting a subscription for the Shares, it will inform the prospective investor of all pertinent facts relating to the illiquidity and lack of marketability of the Shares, as appropriate, during the term of the investment.

7.    As a Participating Dealer, you represent, warrant and covenant the following to the Dealer Manager and to the Company, which is hereby expressly made a third-party beneficiary of the representations, warranties and covenants contained in this Section VI.7.

(a)    Participating Dealer represents, warrants, and covenants the following:

(i)    Neither Participating Dealer, nor any of its directors, executive officers, general partners, managing members, other officers participating in the Offering, or any directors, executive officers, or other officers participating in the Offering of such general partners or managing members, or beneficial owners of any of its securities (each, a “Participating Dealer Covered Person” and, together, “Participating Dealer Covered Persons”), is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) of Regulation D (a “Disqualifying Event”), except for a Disqualifying Event: (A) contemplated by Rule 506(d)(2) and/or Rule 506(e) of Regulation D and (B) a reasonably detailed description of which has been furnished to the Participating Dealer in writing (each, an “Excluded Disqualifying Event”).

(ii)    Participating Dealer represents that none of its registered representatives participating or who will participate in the Offering, or any other person who will receive compensation, directly or indirectly, for the solicitation of Investors in Shares by, through or on behalf of Participating Dealer (each, a “Participating Dealer Compensated Solicitor” and together, “Participating Dealer Compensated Solicitors”), is subject to any Disqualifying Event, except for an Excluded Disqualifying Event.

(iii)    Participating Dealer shall immediately inform the Dealer Manager and the Company if any Participating Dealer Covered Person or Participating Dealer Compensated Solicitor becomes subject to a Disqualifying Event or an Excluded Disqualifying Event.

(iv)    Participating Dealer agrees that it shall not pay any compensation, directly or indirectly, whether through the payment or reallowance of selling commissions, dealer manager fees, or otherwise, to any Participating Dealer Compensated Solicitor who is subject to any Disqualifying Event. Participating Dealer has amended all contracts or agreements between Participating Dealer on the one hand, and any Participating Dealer Compensated Solicitor on the other, as necessary to comply with this Section VI.7.

(v)    Participating Dealer shall represent it is not subject to a Disqualifying Event or an Excluded Disqualifying Event in each Investor’s Subscription Agreement.

(b)    Participating Dealer shall immediately notify Dealer Manager and the Company of any change to or breach in any of the representations, warranties or covenants of set forth in this Section VI.7.

(c)    The provisions set forth in this Section VI.7 shall survive the termination of this Agreement.

8.    Participating Dealer hereby undertakes and agrees to comply with all obligations applicable to Participating Dealer under all applicable laws, rules and regulations, including those set forth by FINRA. In this regard, Participating Dealer shall submit the FINRA Rule 5123 Designation in the form attached hereto as Schedule II and act in accordance therewith. In soliciting persons to acquire the Shares, Participating Dealer further agrees to comply with any applicable requirements of the Securities Act, the Exchange Act, other applicable federal securities laws, applicable state securities laws, the rules and regulations promulgated thereunder and the rules of FINRA and, in particular, Participating Dealer agrees that it will not:

(a)    give any information or make any representations other than those contained in the Memorandum and in any Approved Sales Literature or other Supplemental Information furnished to Participating Dealer by the Dealer Manager for use in making such solicitations;

(b)    engage in any general solicitation or general advertising of purchasers for the Shares within the meaning of Regulation D promulgated under the Securities Act, including, but not limited to, the following:

(i)    any advertisement, article, notice, or other communication published in any newspaper, magazine or similar media, cold mass mailings, broadcasts over television or radio, material contained on a website available to the public or an e-mail message sent to a large number of previously unknown persons;
(ii)    any seminar or meeting whose attendees have been invited by any general solicitation or general advertising; or
(iii)    any letter, circular, notice, or other written communication constituting a form of general solicitation or general advertising.

(c)    discuss or otherwise use the registration statement for any securities that are registered by the Company or its affiliates under the Securities Act in connection with the solicitation of investors in the Company’s Offering under this Agreement; or

(d)    offer the Shares or deliver a Memorandum or Approved Sales Literature in connection with the Company’s Offering to any prospective investor identified or contacted by the Participating Dealer through the use of the registration statement or though any other means of marketing an offering registered by the Company or its affiliates under the Securities Act (e.g., by using the Company’s website, or delivering sales literature, emails or letters to prospective investors concerning the public offering).
As used in this Agreement, “Approved Sales Literature” means any written supplemental sales literature supplied by the Company or the Dealer Manager to the Participating Dealer for use in addition to the Memorandum in connection with the Offering, but excluding material or writing marked “For Due Diligence Use Only” or “Broker-Dealer Use Only” or otherwise bearing a legend denoting that it is not to be used in connection with the offer or sale of Shares.
In this regard, Participating Dealer agrees and covenants that it will not distribute a Memorandum or Supplemental Information to any offeree with whom it does not have a pre-existing substantive relationship as defined from time to time by the SEC. As of the date of this Agreement, the Participating Dealer agrees that the term “pre- existing substantive relationship” with a potential offeree means the following:

(a)    the Participating Dealer’s relationship with the offeree was established before the beginning of the offering of Shares in the Company; and

(b)    the Participating Dealer has sufficient information concerning the offeree to determine the offeree’s current sophistication and financial circumstances, including that the offeree (or the offeree and its purchaser representative) has such knowledge and experience in financial and business matters that the offeree is capable of evaluating the merits and risks of an investment in the Company.

Participating Dealer undertakes and agrees that it will keep file memoranda indicating to whom each Memorandum, Supplemental Information and Approved Sales Literature provided to it by the Company or the Dealer Manager was delivered to offerees, and it will promptly provide such memoranda to the Dealer Manager and the Company upon written request.

9.    The Participating Dealer will provide the Dealer Manager with such information relating to the offer and sale of the Shares by it as the Dealer Manager may from time to time reasonably request or as may be requested to enable the Dealer Manager or the Company, as the case may be, to prepare such reports of sale as may be required to be filed under applicable federal or state securities laws and the rules and regulations thereunder, including, without limitation, a complete list of all persons who have been offered the Shares and such persons’ place of residence.

10.    The Participating Dealer will provide, such certifications, documentation, and other information reasonably requested by the Company from time to time which the Company deems to be necessary or advisable to carry out the exercise of reasonable care under Rule 506(d) and (e) under the Securities Act in connection with this Offering.

11.    The Participating Dealer shall advise each offeree of Shares in the Company at the time of the initial offering to such offeree that the Company shall, during the course of the Offering and a reasonable time before sale, accord offeree and offeree’s agents or representatives, if any, the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and to obtain any additional information, to the extent possessed or obtainable by the Company without unreasonable effort or expense, that is necessary to verify the accuracy of the information contained in the Memorandum.

12.    The Participating Dealer shall make, before the sale of any of the Shares, reasonable inquiry to determine if the offeree is acquiring the Shares for offeree’s own account or on behalf of other persons, and that the offeree understands the limitations on the offeree’s disposition of the Shares set forth in Rule 502(d) of Regulation D. This includes a determination by the Participating Dealer that the offeree understands that he must bear the economic risk of the investment for an indefinite period of time because the Shares have not been registered under the Securities Act and, thus, cannot be sold unless the Shares are subsequently registered under the Securities Act or an exemption from registration under the Securities Act is available.

13.    The Participating Dealer agrees as to retail customers (as defined in Regulation Best Interest) to whom it makes a recommendation with respect to the purchase of the Shares in the Primary Offering it will abide by and comply with the applicable requirements of Regulation Best Interest, as adopted by the Commission on June 5, 2019, as may be amended from time to time, and the accompanying rules and forms, including but not limited to, the requirement that broker-dealers provide a Form CRS to its retail customers and the record-making and recordkeeping requirements.

14.    The Participating Dealer agrees that if it delivers the Memorandum, its exhibits and appendices and any other related Offering documents to a prospective Investor electronically via email or other electronic or digital delivery, the Participating Dealer will:

(a)    receive such prospective Investor’s prior, informed consent to such delivery in the form provided by the Company; and

(b)    comply with all applicable provisions of the Electronic Signatures in Global and National Commerce Act (“ESIGN”), the Uniform Electronic Transactions Act (“UETA”) (as adopted by the various states) and SEC guidance regarding electronic delivery.

15.    The Participating Dealer, as agent of the Company, agrees that if it uses electronic signatures in connection with the Offering, it will:

(a)    receive a prospective Investor’s prior, informed consent to obtain the use of electronic signatures in the form provided by the Issuer;

(b)    comply with all applicable provisions of ESIGN and UETA (as adopted by the various states); and

(c)    agree to the Electronic Signature Use Indemnification Agreement attached hereto as Exhibit C.

Except as otherwise stated, the representations and warranties made in this Section VI are and shall be continuing representations and warranties. In the event that any of these representations or warranties becomes untrue or is incorrect, the Participating Dealer will immediately notify the Dealer Manager in writing of the fact which makes the representation or warranty untrue or incorrect.

VII.    Right to Reject Orders or Cancel Sales

All orders, whether initial or additional, are subject to acceptance by, and shall only become effective upon, confirmation by the Company, which reserves the right to reject any order, in whole or in part, in its sole discretion. Orders not accompanied by a Subscription Agreement and the required check in payment for the Shares may be rejected. Issuance and delivery of the Shares will be made only after actual receipt of payment therefor. If any check is not paid upon presentment, or if the Company is not in actual receipt of clearinghouse funds, cash or a certified or cashier’s check or the equivalent in payment for the Shares within 15 days of sale, the Company reserves the right to cancel the sale without notice. In the event an order is rejected, canceled or rescinded for any reason, the Participating Dealer agrees to return the check to the Dealer Manager, which will then return the check to the offeree without deduction for any commission or fee theretofore paid with respect to such order.

VIII.    Memorandum and Supplemental Information

Participating Dealer is not authorized or permitted to give, and agrees not to give, any information or make any representation concerning the Shares except as set forth in the Memorandum and the Supplemental Information and the Approved Sales Literature. Also, delivery of Approved Sales Literature to prospective investors must be preceded or accompanied by delivery of the Memorandum and any Supplemental Information. The Dealer Manager will supply Participating Dealer with reasonable quantities of the Memorandum, as well as any Supplemental Information, and Participating Dealer will deliver a copy of the Memorandum, any Supplemental Information and the Approved Sales Literature to each prospective investor when or before it solicits the prospective investor to purchase the Shares. The Participating Dealer agrees that it will simultaneously deliver the Memorandum, any Supplemental Information, and Approved Sales Literature that has been previously provided to Participating Dealer to each prospective investor and will not provide any Supplemental Information or Approved Sales Literature without also providing the Memorandum.

Participating Dealer agrees that it will not show or give to any investor or prospective investor or reproduce any material or writing that is supplied to it by the Dealer Manager or the Company and is marked “broker-dealer use only” or otherwise bears a legend denoting that it is not to be used by Participating Dealer in connection with the offer or sale of Shares to prospective investors.

Participating Dealer agrees that it will not use in connection with the offer or sale of Shares in the Company any material or writing that relates to another company or its affiliates supplied to it by the Company or the Dealer Manager that bears a legend that states that such material may not be used in connection with the offer or sale of any securities of the Company. Participating Dealer further agrees that it will not prepare or use in connection with the offer or sale of Shares any Approved Sales Literature, broker-dealer use only marketing materials or other documents that have not been previously approved by the Dealer Manager or the Company for use in the Offering.

The Participating Dealer agrees, if the Dealer Manager so requests, to furnish a copy of any revised Memorandum or amendment or supplement thereto to each person to whom it has furnished a copy of any previous Memorandum in the Offering.

IX.    License and Association Membership

Participating Dealer’s acceptance of this Agreement constitutes a representation to the Company and the Dealer Manager that Participating Dealer is a broker-dealer properly registered with the SEC, duly authorized to sell Shares under federal and state securities laws and regulations and in all states where it offers or sells Shares, and that it is a member in good standing of FINRA. This Agreement shall automatically terminate if the Participating Dealer ceases to be a member in good standing of FINRA and Participating Dealer agrees to notify the Dealer Manager immediately if Participating Dealer ceases to be a member in good standing of FINRA.

X.    Anti-Money Laundering Compliance Programs

Participating Dealer’s acceptance of this Agreement constitutes a representation to the Company and the Dealer Manager that:

(a)    it has established and implemented an anti-money laundering compliance program (“AML Program”) in accordance with applicable law, including applicable FINRA Rules, Exchange Act Rules and Regulations and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended (the “USA PATRIOT Act”), specifically including, but not limited to, Section 352 of the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 (the “Money Laundering Abatement Act”), and together with the USA PATRIOT Act, the “AML Rules,” reasonably expected to detect and cause the reporting of suspicious transactions in connection with the offering and sale of the Shares. The Participating Dealer further represents that it is currently in compliance with all AML Rules, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the Money Laundering Abatement Act, and it hereby covenants to remain in compliance with those requirements and shall, on request by the Company or the Dealer Manager, provide a certification that, as of the date of the certification;

(i)    the Participating Dealer’s AML Program is consistent with the AML Rules; and

(ii)    the Participating Dealer is currently in compliance with all AML Rules, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the Money Laundering Abatement Act.

(b)    Further, in accordance with the USA PATRIOT Act, the Participating Dealer agrees that the Shares may not be offered, sold, transferred or delivered, directly or indirectly, to anyone who is:

(i)    a “designated national,” “specially designated national,” “specially designated terrorist,” “specially designated global terrorist,” “foreign terrorist organization,” or “blocked person” within the definitions set forth in the Foreign Assets Control Regulations of the
U.S. Treasury Department;

(ii)    acting on behalf of, or an entity owned or controlled by, any government against whom the
U.S. maintains economic sanctions or embargoes under the Regulations of the U.S. Treasury Department;

(iii)    within the scope of Executive Order 13224 — Blocking Property and Prohibiting Transactions with Persons who Commit, Threaten to Commit, or Support Terrorism, effective September 24, 2001;

(iv)    subject to additional restrictions imposed by the following statutes or regulations, and executive orders issued thereunder: the Trading with the Enemy Act, the Iraq Sanctions Act, the National Emergencies Act, the Antiterrorism and Effective Death Penalty Act of 1996, the International Emergency Economic Powers Act, the United Nations Participation Act, the International Security and Development Cooperation Act, the Nuclear Proliferation Prevention Act of 1994, the Foreign Narcotics Kingpin Designation Act, the Iran and Libya Sanctions Act of 1996, the Cuban Democracy Act, the Cuban Liberty and Democratic Solidarity Act and the Foreign Operations, Export Financing and Related Programs Appropriation Act or any other law of similar import as to any non-U.S. country, as each such act or law has been or may be amended, adjusted, modified or reviewed from time to time; or

(v)    designated or blocked, associated or involved in terrorism, or subject to restrictions under laws, regulations, or executive orders as may apply in the future similar to those set forth above.

The Company and the Dealer Manager reserve the right to reject subscriptions for Shares from any customers of Participating Dealer who fail to provide necessary account information or who intentionally provide misleading information.

XI.    Limitation of Offer

Participating Dealer will offer Shares only to accredited investors who meet the qualifications set forth in the Memorandum or in any suitability letter or memorandum sent to it by the Company or the Dealer Manager and will only make offers to persons in the states in which it is advised in writing that the Shares are qualified for sale or that such qualification is not required. In offering Shares, Participating Dealer will comply with the provisions of the FINRA Rules, as well as all other applicable rules and regulations relating to suitability of investors.
XII.    Termination

Participating Dealer will suspend or terminate its offer and sale of Shares upon the request of the Company or the Dealer Manager at any time and will resume its offer and sale of Shares hereunder upon subsequent request of the Company or the Dealer Manager.

Any party may terminate this Agreement by written notice to the other party, except that certain provisions of the Dealer Manager Agreement will survive the termination of this Agreement as set forth in Section 7 of the Dealer Manager Agreement, including but not limited to the indemnification provisions set forth in Section 6 of the Dealer Manager Agreement, which have been incorporated in this Agreement by reference and are binding on Participating Dealer. Such termination shall be effective 48 hours after such notice is provided in accordance with Section XIV hereof. If such termination is made, all fees, commissions and other compensation earned by Participating Dealer up to the termination date will be paid to Participating Dealer as and when provided for in Article IV of this Agreement.

This Agreement and the exhibits hereto are the entire agreement of the parties and supersede all prior agreements, if any, relating to the subject matter hereof between the parties hereto.

This Agreement may be amended at any time by the Dealer Manager by written notice to Participating Dealer, and any such amendment shall be deemed automatically accepted by Participating Dealer if it delivers an order for the sale of Shares to the Dealer Manager after it has received such notice.

XIII.    Privacy Laws

The Dealer Manager and Participating Dealer (each referred to individually in this Section as “a party”) agree as follows:

1.    “Confidential Information” means all information provided by a party to this Agreement that is the disclosing party (the “Discloser”) to the other party to this Agreement that is the receiving party (the “Recipient”) that is proprietary and/or non-public information related to the past, present and future business activities of the Discloser, its affiliates and agents, including, without limitation, all information related to:

(a)    a party’s employees, customers, and third-party contractors;

(b)    a party’s operational and business proposals and plans, pricing, financial information, methods, processes, data, lists (including customer lists), inventions, apparatus, statistics, programs, research, development, information technology, network designs, passwords, sign-on codes, and usage data;

(c)    the terms and existence of this Agreement;

(d)    all Personal Information (as defined below); and

(e)    any other information that is designated as confidential by the Discloser.

All of the Discloser’s Confidential Information, including any derivative works thereof, is, and shall remain, proprietary to the Discloser.

“Personal Information” means all contact information of a person or entity provided by the Discloser to the other party, such as addresses, telephone numbers, information regarding the person’s gender, age, social security number, account numbers, financial and health information, Identifying Information (as defined below), and any information regarding any person's/entity's relationship to the Discloser.

“Identifying Information” means any name or number that may be used, alone or in conjunction with any other information, to identify a specific person, including without limitation, any name, social security number, date of birth, state of residence or government issued driver’s license or identification number, alien registration number, government passport number, employer or taxpayer identification number; unique biometric data, such as fingerprint, voice print, retina scan or iris image, or other unique physical characteristic; unique electronic identification number, address, or routing code; or telecommunication identifying information or access device; as well as any consumer information within the definition of “nonpublic personal information” as set forth in Article V of the Gramm-Leach- Bliley Act (15 USC 6801 et seq.) and the rules and regulations adopted pursuant thereto, as amended from time to time.

2.    Confidential Information does not include information that is or was, at the time of the disclosure:

(a)    generally known or available to the public;

(b)    received by the Recipient from a third-party;

(c)    already in the Recipient’s possession prior to the date of receipt from the Discloser; or

(d)    independently developed by the Recipient;

provided in each case that such foregoing information was not delivered to or obtained by the Recipient as a result of any breach of this Agreement, applicable law or any contractual or fiduciary obligation owed to the Discloser.

The Recipient also may disclose the Discloser’s Confidential Information to the extent such disclosure is required by law, provided that the Discloser is given prompt notice of the disclosure requirement, to the extent practicable, so that the Discloser has an opportunity to petition for protective concealment of, or oppose, the disclosure.

3.    At all times the Recipient shall:

(a)    use the same standard of care to protect the Confidential Information as it uses to protect its own confidential information of a similar nature, but not less than a commercially reasonable standard of care;

(b)    not use the Discloser’s Confidential Information other than as necessary to perform its obligations under this Agreement;

(c)    not disclose, or distribute, or disseminate the Confidential Information to any third party; and

(d)    disclose the Discloser’s Confidential Information to its agents and or affiliates on a “need to know” basis only, provided that the Recipient requires each of its affiliates and agents to be bound by obligations of the confidentiality and restrictions against disclosure of the Disclosure’s Confidential Information at least as restrictive as those contained in this Agreement.

Each party has implemented and shall maintain, and shall require all third parties to whom it discloses Confidential Information to implement and maintain, an effective information security program to protect the Confidential Information from disclosure that is not specifically authorized pursuant to this Agreement, including, without limitation, encrypting such information using commercially reasonable encryption technology. The security program shall be designed to:

(a)    ensure the security and confidentiality of the Confidential Information;

(b)    include reasonable policies and procedures designed to identify and detect patterns, practices, or specific activities that indicate the possible existence of identity theft, and prevent, and mitigate the risk thereof;

(c)    protect against any anticipated threats or hazards to the security or integrity of the Confidential Information including, without limitation, the risk of identity theft; and

(d)    protect against any unauthorized access to, or use of, the Confidential Information, including, without limitation, identifying and detecting any patterns, practices, or specific activities indicating the possibility of identity theft.
In addition, the Recipient shall, upon Discloser’s written request, promptly provide the Discloser detailed information regarding any failure or breach of such security program involving Confidential Information provided to the Recipient by the Discloser pursuant to this Agreement, including how and when such failure or breach occurred, and what actions have been or are being taken to remedy such failure or breach.

(a)    Each party shall defend, indemnify and hold harmless the other party for any third party claims that arise from or relate to any breach or alleged breach of its obligations under this Section (including any loss or cost arising from the failure to notify and timely cooperate with any notice requirement) in accordance with the terms of the indemnification provided for under this Agreement.

(b)    If a party knows of any disclosure or loss of, or inability to account for, or any incident relating to unauthorized access to or acquisition of, any Confidential Information of the other party under this Section, the party must notify the other party promptly and at its costs take the following actions:

(i)    promptly notify the other party in writing of the discovery of such disclosure, loss or incident, to the extent practicable, otherwise as soon as possible;

(ii)    take all actions as may be necessary or reasonably requested by the other party to minimize any resulting damages; and

(iii)    cooperate with the other party in all reasonable respects to notify affected individuals, if any, and minimize any resulting damage.

4.    Limited Disclosure. Except as specifically permitted pursuant to this Section XIII, the Recipient shall not disclose Confidential Information to any third-party or use any Confidential Information, except as permitted by law, and then only to the extent necessary to carry out its obligations under this Agreement.

5.    Diligence. It is anticipated that (i) Participating Dealer and Participating Dealer’s officers, directors, managers, employees, owners, members, partners, home office diligence personnel or other agents of the Dealer, including third-party diligence firms, that are conducting a due diligence inquiry on behalf of Participating Dealer and (ii) persons or committees, as the case may be, responsible for determining whether Participating Dealer will participate in the Offering ((i) and (ii) are collectively, the “Diligence Representatives”) either have previously or will in the future have access to certain Confidential Information pertaining to the Company, the Dealer Manager, the Adviser, or their respective affiliates. In addition to the other obligations contained in this Section XIII, the Participating Dealer agrees to keep, and to cause its Diligence Representatives to keep, all such Confidential Information previously received or received in the future, through any source or medium, strictly confidential and to not use, distribute or copy the same except in connection with Participating Dealer’s due diligence inquiry. Participating Dealer agrees to not disclose, and to cause its Diligence Representatives not to disclose, such Confidential Information to the public, or to Participating Dealer’s sales staff, financial advisors, or any person involved in selling efforts related to the Offering or to any other third party and agrees not to use the Confidential Information in any manner in the offer and sale of the Shares. Participating Dealer further agrees to use all reasonable precautions necessary to preserve the confidentiality of such Confidential Information, including, but not limited to (a) limiting access to such information to persons who have a need to know such information only for the purpose of Participating Dealer’s due diligence inquiry and (b) informing each recipient of such Confidential Information of Participating Dealer’s confidentiality obligation and requiring each recipient of Confidential Information to be bound by obligations of the confidentiality and restrictions against disclosure of Confidential Information at least as restrictive as those contained in this Agreement. Participating Dealer acknowledges the restrictions and limitations of Regulation F-D promulgated by the SEC and agrees that the foregoing restrictions are necessary and appropriate in order for the Company to comply therewith.

XIV.    Notice

All notices or other communications required or permitted hereunder shall be in writing or by email and shall be deemed given or delivered:

(a)    when delivered personally or by commercial messenger;

(b)    one business day following deposit with a recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery;

(c)    when transmitted, if sent by email, provided confirmation of receipt is received by sender and such notice is sent by an additional method provided hereunder; and

(d)    in each case above provided such communication is addressed to the intended recipient thereof as set forth below:

If to the Dealer Manager:

Ashford Securities LLC
14185 Dallas Parkway, Suite 780
Dallas, Texas 75254 Attention: Mr. Jay Steigerwald

with a copy to:

Kunzman & Bollinger, Inc.
5100 N. Brookline Avenue, Suite 600 Oklahoma City, Oklahoma 73112 Attention: Mr. Wallace W. Kunzman, Jr.

If to Participating Dealer, to the address or facsimile number specified by Participating Dealer on the signature page hereto.

XV.    Attorney’s Fees and Applicable Law

In any action to enforce the provisions of this Agreement or to secure damages for its breach, the prevailing party shall recover its costs and reasonable attorney’s fees. This Agreement shall be construed under the laws of the State of Texas and shall take effect when signed by Participating Dealer and countersigned by the Dealer Manager.

[Signatures Appear on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their duly authorized agent as of the date set forth in the beginning of this Agreement.

DEALER MANAGER:

ASHFORD SECURITIES LLC

By: Printed Name:

Title:

We have read the foregoing Agreement and we hereby accept and agree to the terms and conditions therein set forth. We hereby represent that the jurisdictions identified below represent a true and correct list of all jurisdictions in which we are registered or licensed as a broker or dealer and are fully authorized to sell securities, and we agree to advise you of any change in such list during the term of this Agreement.

1.    Identity of Selected Dealer: Full Legal Name:
(to be completed by Selected Dealer) Type of Entity:
(to be completed by Selected Dealer) Organized in the State of:
(to be completed by Selected Dealer) Tax Identification Number:
(to be completed by Selected Dealer) FINRA/CRD Number:
(to be completed by Selected Dealer)

Registered or Licensed to Sell in:
o    All U.S. States and Territories
o    The following U.S. States and Territories:

(to be completed by Selected Dealer)

2.    Any notice under this Agreement will be deemed given pursuant to Section XIV hereof when delivered to the Selected Dealer as follows:

Company Name:
Attention to:
(Name & Title)
Street Address:
City, State and Zip Code:
Telephone No.: (    )
Facsimile No.: (    )
E-mail Address:

ACCEPTED AND AGREED AS OF THE DATE BELOW PARTICIPATING DEALER
(Print Name of Selected Dealer)

By:
Name:
Title:
Date:

Kindly have funds representing commissions, dealer manager fees and Distribution Fees forwarded as follows (if different than above): (Please type or print)
Name of Firm:
Address:
Street
City
State and Zip Code
(Area Code) Telephone No.
Attention:

☐ ACH ☐ Wire ☐ Check
If Participating Dealer requests payment by ACH or Wire, Participating Dealer hereby authorizes the Dealer Manager or its agent to deposit commissions, dealer manager fees, Distribution Fees, and other payments due to it pursuant to this Participating Dealer Agreement to its bank account specified below. This authority will remain in force until Participating Dealer notifies the Dealer Manager in writing to cancel it. In the event that the Dealer Manager deposits funds erroneously into Participating Dealer’s account, the Dealer Manager is authorized to debit the account with no prior notice to Participating Dealer for an amount not to exceed the amount of the erroneous deposit.
Bank Name:
Bank Address:
Bank Routing Number:
Account Number:

SCHEDULE I TO
PARTICIPATING DEALER AGREEMENT WITH ASHFORD SECURITIES LLC
The following reflects the selling commissions, dealer manager fees and Distribution Fees as agreed upon between the Dealer Manager and the Participating Dealer, effective as of the effective date of the Participating Dealer Agreement (the “Agreement”) between the Dealer Manager and the Participating Dealer in connection with the Offering of Shares of the Company. The terms of the compensation set forth below are subject to and in no way modify the terms discussed in the Participating Dealer Agreement and the Memorandum. This Schedule I may be modified at any time by written agreement of the Parties. Terms not defined herein shall have the meaning set forth in the Participating Dealer Agreement.

Upfront Selling Commissions and Dealer Manager Fees.
Except as may be provided in the “Plan of Distribution” section of the Memorandum, which may be amended or supplemented from time to time, as compensation for completed sales (as defined below) by the Participating Dealer of Class T Shares, Class S Shares and Class D Shares that the Participating Dealer is authorized to sell and for services rendered by the Participating Dealer hereunder, the Dealer Manager shall reallow to the Participating Dealer an upfront selling commission in an amount up to the percentage of the transaction price per share set forth under “Share Class Election” in this Schedule I on such completed sales of Class T Shares, Class S Shares, or Class D Shares, as applicable, by the Participating Dealer. The Participating Dealer shall not receive selling commissions for sales of any DRP shares, or for sales of any Class I shares, whether in the Primary Offering or pursuant to the DRP. For purposes of this Schedule I, a “completed sale” shall occur if and only if a transaction has closed with a subscriber for Shares pursuant to all applicable offering and subscription documents as set forth in the Memorandum, payment for the Shares has been received by the Company in full in the manner provided in Section 7 of the Agreement, the Company has accepted the Subscription Agreement of such subscriber and the Company has thereafter distributed the selling commission and dealer manager fee, as applicable, to the Dealer Manager in connection with such transaction.
Except as may be provided in the “Plan of Distribution” section of the Memorandum, which may be amended or supplemented from time to time, as compensation for completed sales by the Participating Dealer of Class T Shares that the Participating Dealer is authorized to sell and for services rendered by the Participating Dealer hereunder, the Dealer Manager shall reallow to the Participating Dealer a dealer manager fee in an amount up to the percentage set forth below of the transaction price per share on such completed sales of Class T Shares by the Participating Dealer. The Participating Dealer shall not receive dealer manager fees for sales of any DRP Shares, or for sales of any Class S, Class D or Class I shares, whether in the Primary Offering or pursuant to the DRP.
The Participating Dealer may withhold the selling commissions and dealer manager fees, if applicable, to which it is entitled pursuant to the Agreement, this Schedule I and the Memorandum from the purchase price for the Shares in the Offering and forward the balance to the Company or its agent as set forth in the Subscription Agreement if it represents to the Dealer Manager that: (i) the Participating Dealer is legally permitted to do so; and (ii) (A) the Participating Dealer meets all applicable net capital requirements under the rules of FINRA or other applicable rules regarding such an arrangement; (B) the Participating Dealer has forwarded the Subscription Agreement to the Company or its agent within the time required under Section II, and received the Company’s written acceptance of the subscription prior to forwarding the purchase price for the Shares, net of the selling commissions and dealer manager fees, if applicable, to which the Participating Dealer is entitled, to the Company or its agent; and (C) the Participating Dealer has verified that there are sufficient funds in the investor’s account with the Participating Dealer to cover the entire cost of the subscription. The Participating Dealer shall wire such subscription funds to the Company or its agent as set forth in the Subscription Agreement by the end of the second business day following the Company’s acceptance of the subscription.
The Participating Dealer shall be responsible for implementing the volume discounts and other special circumstances described in or as otherwise provided in the “Plan of Distribution” section of the Memorandum.

Requests to combine purchase orders of Class T shares or Class S shares as a part of a combined order for the purpose of qualifying for discounts as described in the “Plan of Distribution” section of the Memorandum must be made in writing by the Participating Dealer, and any resulting reduction in selling commissions will be prorated among the separate subscribers.
Terms and Conditions of the Distribution Fees.
The payment of the Distribution Fee to the Participating Dealer is subject to terms and conditions set forth herein and the Memorandum as may be amended or supplemented from time to time. If the Participating Dealer elects to sell Class T shares, Class S shares and/or Class D shares, eligibility to receive the Distribution Fee with respect to the Class T shares, Class S shares and/or Class D shares, as applicable, sold by the Participating Dealer is conditioned upon the Participating Dealer acting as broker-dealer of record with respect to such Shares.
The Participating Dealer hereby represents by its acceptance of each payment of the Distribution Fee that it complies with the above requirement. The Participating Dealer agrees to promptly notify the Dealer Manager if it is no longer the broker-dealer of record with respect to some or all of the Class T shares, Class S shares or Class D shares giving rise to such Distribution Fees.
Subject to the conditions described herein, the Dealer Manager will reallow to the Participating Dealer the Distribution Fee in an amount described below, on Class T shares, Class S shares or Class D shares, as applicable, sold by the Participating Dealer or held by a client of Participating Dealer for which Participating Dealer acts as a Servicing Dealer (as defined below). To the extent payable, the Distribution Fee will be payable monthly in arrears as provided in the Memorandum. All determinations regarding the total amount and rate of reallowance of the Distribution Fee, the Participating Dealer’s compliance with the listed conditions, and/or the portion retained by the Dealer Manager will be made by the Dealer Manager in its sole discretion.
Notwithstanding the foregoing, subject to the terms of the Memorandum, upon the date when the Dealer Manager is notified that the Participating Dealer is no longer the broker-dealer of record with respect to such Class T, Class S or Class D shares, then the Participating Dealer’s entitlement to the Distribution Fees related to such Class T, Class S and/or Class D shares, as applicable, shall cease, and the Participating Dealer shall not receive the Distribution Fee for any portion of the month in which the Participating Dealer is not the broker dealer of record on the last day of the month; provided, however, if the change in the broker dealer of record with respect to such Class T, Class S or Class D shares is made in connection with a change in the registration of record for such Class T, Class S or Class D shares on the Company’s books and records (including, but not limited to, a re-registration due to a sale or a transfer or a change in the form of ownership of the account), then the Participating Dealer shall be entitled to a pro rata portion of the Distribution Fees related to such Class T, Class S and/or Class D shares, as applicable, for the portion of the month for which the Participating Dealer was the broker dealer of record. For the avoidance of doubt, the Dealer Manager will rebate the Distribution Fee to the Company to the extent neither the Participating Dealer nor a Servicing Dealer is eligible to receive such Distribution Fees.
Thereafter, such Distribution Fees may be reallowed to the then-current broker-dealer of record of the Class T, Class S and/or Class D shares, as applicable, if any such broker-dealer of record has been designated (the “Servicing Dealer”), to the extent such Servicing Dealer has entered into a Participating Dealer Agreement or similar agreement with the Dealer Manager (“Servicing Agreement”) and such Participating Dealer Agreement or Servicing Agreement with the Servicing Dealer provides for such reallowance and the Servicing Dealer is in compliance with the terms of such agreement related to such reallowance. In this regard, all determinations will be made by the Dealer Manager in good faith in its sole discretion. The Participating Dealer is not entitled to any Distribution Fee with respect to Class I shares. The Dealer Manager may also reallow some or all of the Distribution Fee to other broker-dealers who provide services with respect to the Shares (who shall be considered additional Servicing Dealers) pursuant to a Servicing Agreement with the Dealer Manager to the extent such Servicing Agreement provides for such reallowance and such additional Servicing Dealer is in compliance with the terms of such agreement related to such reallowance, in accordance with the terms of such Servicing Agreement.
The Company and the Dealer Manager will cease paying the Distribution Fee with respect to individual Class T, Class S and Class D shares held in a stockholder’s account at the end of the month in which the Dealer Manager and/or the Company, in conjunction with the Company’s transfer agent, determines that total selling commissions, dealer manager fees and Distribution Fees paid by the Company with respect to the shares held by such stockholder within such account would equal or exceed, in the aggregate, 8.75% (or such lower limit as set forth in this Schedule I) of the gross proceeds from the sale of such shares (including the gross proceeds of any shares issued under the DRP with respect thereto). At the end of such month, each such Class T share, Class S share or Class D share shall automatically and without any action on the part of the holder thereof convert into a number of Class I shares (including any fractional shares), each with an equivalent aggregate NAV as such share. In addition, the Dealer Manager will cease receiving the Distribution Fee on Class T, Class S shares and Class D shares in connection with the Offering, and each Class T, Class S and Class D share held in a stockholders’ account (including shares in such account purchased through the DRP or received as a stock dividend) shall automatically and without any action on the part of the holder thereof convert into a number of Class I shares (including any fractional shares) each with an equivalent aggregate NAV as such share, upon the earliest to occur of the following: (i) a listing of Class I shares, (ii) the merger or consolidation of the Company with or into another entity in which the Company is not the surviving entity, or (iii) the sale or other disposition of all or substantially all of the Company’s assets.
General
Selling commissions, dealer manager fees and Distribution Fees due to the Participating Dealer pursuant to this Agreement will be paid to the Participating Dealer within 30 days after receipt of such fees by the Dealer Manager. The Participating Dealer, in its sole discretion, may authorize the Dealer Manager to deposit selling commissions, dealer manager fees, Distribution Fees or other payments due to it pursuant to this Agreement directly to its bank account. If the Participating Dealer so elects, the Participating Dealer shall provide such deposit authorization and instructions on the signature page to this Agreement.
The parties hereby agree that the foregoing selling commissions and reallowed dealer manager fees and Distribution Fee are not in excess of the usual and customary distributors’ or sellers’ compensation received in the sale of securities similar to the Shares, that the Participating Dealer’s interest in the Offering is limited to such selling commissions and reallowed dealer manager fees and Distribution Fee, as applicable, from the Dealer Manager and the Participating Dealer’s indemnity referred to in Section 7 of the Dealer Manager Agreement, and that the Company is not liable or responsible for the direct payment of such selling commissions and reallowed dealer manager fees and Distribution Fee to the Participating Dealer.
Except as otherwise described under “Upfront Selling Commissions and Dealer Manager Fees” above, the Participating Dealer waives any and all rights to receive compensation, including the dealer manager fees and Distribution Fee, until it is paid to and received by the Dealer Manager. The Participating Dealer acknowledges and agrees that, if the Company pays selling commissions, dealer manager fees or Distribution Fees, as applicable, to the Dealer Manager, the Company is relieved of any obligation for selling commissions, dealer manager fees or Distribution Fees, as applicable, to the Participating Dealer. The Company may rely on and use the preceding acknowledgement as a defense against any claim by the Participating Dealer for selling commissions, dealer manager fees or Distribution Fees, as applicable, the Company pays to the Dealer Manager but that the Dealer Manager fails to remit to the Participating Dealer. The Participating Dealer affirms that the Dealer Manager’s liability for selling commissions and dealer manager fees payable and the Distribution Fee is limited solely to the proceeds of selling commissions, dealer manager fees and the Distribution Fee, as applicable, received by the Dealer Manager from the Company associated with the Participating Dealer’s sale of the applicable Shares, and the Participating Dealer hereby waives any and all rights to receive payment of selling commissions or any reallowance of dealer manager fees or the Distribution Fee, as applicable, due until such time as the Dealer Manager is in receipt of the selling commission, dealer manager fee or Distribution Fee, as applicable, from the Company. Notwithstanding the above, the Participating Dealer affirms that, to the extent the Participating Dealer retains selling commissions and/or dealer manager fees as described above under “Upfront Selling Commissions and Dealer Manager Fees,” neither the Company nor the Dealer Manager shall have liability for selling commissions or dealer manager fees payable to the Participating Dealer, and that the Participating Dealer is solely responsible for retaining the selling commissions and dealer manager fees, as applicable, due to the Participating Dealer from the subscription funds received by the Participating Dealer from its customers for the purchase of Shares in accordance with the terms of this Agreement.
Due Diligence
In addition, as set forth in the Memorandum, the Dealer Manager or, in certain cases at the option of the Company, the Company, will pay or reimburse the Participating Dealer for reasonable bona fide due diligence expenses incurred by the Participating Dealer in connection with the Offering. Such due diligence expenses may include travel, lodging, meals and other reasonable out-of-pocket expenses incurred by the Participating Dealer and its personnel when visiting the Company’s offices or properties to verify information relating to the Company or its properties. The Participating Dealer shall provide a detailed and itemized invoice for any such due diligence expenses and shall obtain the prior written approval from the Dealer Manager for such expenses, and no such expenses shall be reimbursed absent a detailed and itemized invoice. All such reimbursements will be made in accordance with, and subject to the restrictions and limitations imposed under the Memorandum, FINRA rules and other applicable laws and regulations.

__________ Initials
Participating Dealer represents, warrants, and covenants that no Participating Dealer Covered Person or Participating Dealer Compensated Solicitor is subject to a Disqualifying Event as described in Section VI.7(a) and Exhibit B. Further Participating Dealer represents, warrants and covenants that no registered representative employed by the Participating Dealer that is subject to a Disqualifying Event will receive compensation, directly or indirectly, for the solicitation of Investments in Shares by, through, or on behalf of Participating Dealer. Participating Dealer will immediately notify the Dealer Manager of any changes to or breaches of these representations or those set forth in Section VI.7 of this Agreement.

Share Class Election
CHECK EACH APPLICABLE BOX BELOW IF THE DEALER ELECTS TO PARTICIPATE IN THE DISTRIBUTION OF THE LISTED SHARE CLASS
If this Agreement is entered into prior to Form 10 effectiveness:

Class I Shares*
*The Participating Dealer acknowledges that Class I Shares are the only shares available for distribution prior to the effectiveness of the Form 10. No other share classes may be selected prior to such effectiveness.

The following selections are only available if this Agreement is entered into after Form 10 effectiveness:

Class T Shares          Class S Shares         Class D Shares         Class I Shares

The following reflects the selling commission, dealer manager fee and/or the Distribution Fee as agreed upon between the Dealer Manager and the Participating Dealer for the applicable Share Class.

Class T Shares
________ (Initials)	Upfront Selling Commission of up to 3.0% of the transaction price per Class T share sold in the Primary Offering* Total selling commissions and dealer manager fees may not exceed 3.5%.	By initialing here, the Participating Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class T shares.
________ (Initials)	Upfront Dealer Manager Fee of up to 0.5% of the transaction price per Class T share sold in the Primary Offering* Total selling commissions and dealer manager fees may not exceed 3.5%.	By initialing here, the Participating Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class T shares.
________ (Initials)	Distribution Fee of 0.85% (Annualized Rate) of aggregate NAV of outstanding Class T shares, consisting of an advisor Distribution Fee of [0.65]% (Annualized Rate), and a dealer Distribution Fee of [0.20]% (Annualized Rate), of the aggregate NAV of outstanding Class T shares.
By initialing here, the Participating Dealer agrees to the terms of eligibility for the Distribution Fee set forth in this Schedule I. Should the Participating Dealer choose to opt out of this provision, it will not be eligible to receive the Distribution Fee and initialing is not necessary. The Participating Dealer represents by its acceptance of each payment of the Distribution Fee that it complies with each of the above requirements.

Class S Shares
________ (Initials)	Upfront Selling Commission of up to 3.5% of the transaction price per Class S share sold in the Primary Offering*	By initialing here, the Participating Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class S shares.
________ (Initials)	Distribution Fee of 0.85% (Annualized Rate) of aggregate NAV of outstanding Class S shares
By initialing here, the Participating Dealer agrees to the terms of eligibility for the Distribution Fee set forth in this Schedule I. Should the Participating Dealer choose to opt out of this provision, it will not be eligible to receive the Distribution Fee and initialing is not necessary. The Participating Dealer represents by its acceptance of each payment of the Distribution Fee that it complies with each of the above requirements.

Class D Shares
________ (Initials)	Upfront Selling Commission of up to 1.5% of the transaction price per Class D share sold in the Primary Offering*	By initialing here, the Participating Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class D shares.
________ (Initials)	Distribution Fee of 0.25% (Annualized Rate) of aggregate NAV of outstanding Class D shares
By initialing here, the Participating Dealer agrees to the terms of eligibility for the Distribution Fee set forth in this Schedule I. Should the Participating Dealer choose to opt out of this provision, it will not be eligible to receive the Distribution Fee and initialing is not necessary. The Participating Dealer represents by its acceptance of each payment of the Distribution Fee that it complies with each of the above requirements.

Class I Shares
________ (Initials)	Upfront Selling Commission of 0.00%	By initialing here, the Participating Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class I shares.
________ (Initials)	Distribution Fee of 0.00%	By initialing here, the Participating Dealer agrees to the terms of eligibility for the Distribution Fee set forth in this Schedule I.
Class T, S and D Shares, as applicable
________ (Initials)
If desire a cap of less than 8.75%, please insert your total cap for aggregate selling commissions, dealer manager fees and Distribution Fees paid with respect to the Class T shares, Class S shares and Class D shares, as applicable:
____% of gross proceeds
By initialing here, the Participating Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class T shares, Class S shares and Class D shares, as applicable.

* Subject to discounts described in the “Plan of Distribution” section of the Memorandum.

IN WITNESS WHEREOF, the parties have executed this Schedule I on the date and year shown above.

PARTICIPATING DEALER:	DEALER MANAGER:
(Name of Participating Dealer)	ASHFORD SECURITIES LLC
By: Name: Title: Date:	By: Name: Title: Date:

SCHEDULE II

FINRA Rule 5123 Designation for Stirling Hotels & Resorts, Inc.
This Designation Agreement (the “Agreement”) is entered into between Ashford Securities LLC, CRD # 305330 (“Ashford Securities”) and _____________________________________________, CRD #_______________ (“Participating Dealer”).

Recitals:

A.    WHEREAS, shares of Class T, Class S, Class D and Class I common stock (the “Shares”) in Stirling Hotels & Resorts, Inc. (“Stirling Hotels & Resorts”), a Maryland corporation, are being offered in a non-public offering pursuant to Rule 506(b) of Regulation D promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”).

B.    WHEREAS, in connection with the sale of Shares in Stirling Hotels & Resorts (the “Offering”), Stirling Hotels & Resorts has entered into a Dealer Manager Agreement with Ashford Securities to serve as the Dealer Manager of the Offering and form a selling group composed of broker-dealer firms that are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

C.    WHEREAS, the Participating Dealer has entered into a Participating Dealer Agreement with Ashford Securities pursuant to which Participating Dealer will solicit investors for Stirling Hotels & Resorts.

D.    WHEREAS, FINRA Rule 5123(a) provides as follows: “(a) Filing Requirements
Each member that sells a security in a non-public offering in reliance on an available exemption from registration under the Securities Act (“private placement”) must: (i) submit to FINRA, or have submitted on its behalf by a designated member, a copy of any private placement memorandum, term sheet or other offering document, and any retail communication as defined in Rule 2210) that promotes or recommends the private placement, including any materially amended versions thereof, used in connection with such sale within 15 calendar days of the date of first sale; or (ii) notify FINRA that no such offering documents or retail communications were used.”

NOW THEREFORE, Ashford Securities and the Participating Dealer agree as follows:

1.    Designation. Please check the appropriate box below.

Pursuant to FINRA Rule 5123 the Participating Dealer hereby designates and authorizes Ashford Securities to submit the Confidential Private Placement Memorandum dated [ ], describing Stirling Hotels & Resorts, (the “Memorandum”) and all amendments and supplements to the Memorandum, to FINRA on behalf of the Participating Dealer. The Participating Dealer represents and warrants to Ashford Securities that as of the date of this Agreement:

    the Participating Dealer has not yet sold any Shares in Stirling Hotels & Resorts; and

    the Participating Dealer will not sell any Shares in Stirling Hotels & Resorts until Ashford Securities has first given written notice to the Participating Dealer that

Ashford Securities has filed the Memorandum with FINRA on behalf of the Participating Dealer, which notice shall include a copy of Ashford Securities’ “5122/5123 Notification Filing” which:
    states that the filing was made on behalf of the Participating Dealer (and possibly additional Participating Dealers); and

    includes the following notation from FINRA: “Your form was submitted to FINRA successfully.”
The Participating Dealer represents and warrants that it will submit to FINRA the Memorandum and all amendments and supplements to the Memorandum that are provided to the Participating Dealer by Ashford Securities or the Company within the time frame required under FINRA Rule 5123 and it will provide Ashford Securities a copy of each “5122/5123 Notification Filing” it makes, which states that the filing was made by the Participating Dealer and includes the following notation from FINRA:

“Your form was submitted to FINRA successfully”

within three (3) business days after each “5122/5123 Notification Filing” is made by the Participating Dealer pursuant to this Agreement.

2.    If the applicable box was checked in Section 1 of this Agreement, Ashford Securities accepts the Participating Dealer’s designation and authority as provided in Section 1 of this Agreement and agrees that it will submit the Memorandum, and each amendment and supplement to the Memorandum, if any, to FINRA on behalf of the Participating Dealer as permitted in FINRA Rule 5123 within fifteen (15) calendar days following its receipt of this Agreement executed by the Participating Dealer or within fifteen (15) calendar days after the date of the amendment or supplement to the Memorandum, if applicable, regardless of the first date of sale in the Offering by the Participating Dealer, or in compliance with any other filing date that may subsequently be provided in guidance from the SEC or FINRA regarding the filing of the Memorandum and any material supplements or amendments to the Memorandum with FINRA pursuant to FINRA Rule 5123.

3.    Participating Dealer’s Contact Name:

Contact’s Title:

Contact’s Email Address:

Contact’s Phone Number:

4.    Termination. Either party may terminate this Agreement by giving thirty (30) calendar days written notice to the other party.

PARTICIPATING DEALER	DEALER MANAGER
ASHFORD SECURITIES LLC
(Participating Dealer)
By:	By:
Title:	Title:
5.    Effective Date. This Agreement is made and executed as of the      day of      202_, by the undersigned duly authorized officers on behalf of the parties hereto.

EXHIBIT A

Dealer Manager Agreement

EXHIBIT B
Rule 506(d) and (e) of Regulation D “Bad Actor”
(d)    “Bad Actor” disqualification.

(1)    No exemption under this section shall be available for a sale of securities if the issuer; any predecessor of the issuer; any affiliated issuer; any director, executive officer, other officer participating in the offering, general partner or managing member of the issuer; any beneficial owner of 20% or more of the issuer's outstanding voting equity securities, calculated on the basis of voting power; any promoter connected with the issuer in any capacity at the time of such sale; any investment manager of an issuer that is a pooled investment fund; any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with such sale of securities; any general partner or managing member of any such investment manager or solicitor; or any director, executive officer or other officer participating in the offering of any such investment manager or solicitor or general partner or managing member of such investment manager or solicitor:

(i)    Has been convicted, within ten years before such sale (or five years, in the case of issuers, their predecessors and affiliated issuers), of any felony or misdemeanor:

(A)    In connection with the purchase or sale of any security;

(B)    Involving the making of any false filing with the Commission; or

(C)    Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(ii)    Is subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years before such sale, that, at the time of such sale, restrains or enjoins such person from engaging or continuing to engage in any conduct or practice:

(A)    In connection with the purchase or sale of any security;

(B)    Involving the making of any false filing with the Commission; or

(C)    Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(iii)    Is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that:

(A)    At the time of such sale, bars the person from:

(1)    Association with an entity regulated by such commission, authority, agency, or officer;

(2)    Engaging in the business of securities, insurance or banking; or

(3)    Engaging in savings association or credit union activities; or

(B)    Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years before such sale;
(iv)    Is subject to an order of the Commission entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (15 U.S.C. 78o(b) or 78o-4(c)) or section 203(e) or (f) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-3(e) or (f)) that, at the time of such sale:

(A)    Suspends or revokes such person's registration as a broker, dealer, municipal securities dealer or investment adviser;

(B)    Places limitations on the activities, functions or operations of such person; or

(C)    Bars such person from being associated with any entity or from participating in the offering of any penny stock;

(v)    Is subject to any order of the Commission entered within five years before such sale that, at the time of such sale, orders the person to cease and desist from committing or causing a violation or future violation of:

(A)    Any scienter-based anti-fraud provision of the federal securities laws, including without limitation section 17(a)(1) of the Securities Act of 1933 (15 U.S.C. 77q(a)(1)), section 10(b) of the Securities Exchange Act of 1934 (15 U.S.C. 78j(b)) and 17 CFR 240.10b-5, section 15(c)(1) of the Securities Exchange Act of 1934 (15 U.S.C. 78 o(c)(1)) and section 206(1) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-6(1)), or any other rule or regulation thereunder; or

(B)    Section 5 of the Securities Act of 1933 (15 U.S.C. 77e).

(vi)    Is suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

(vii)    Has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or Regulation A offering statement filed with the Commission that, within five years before such sale, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, at the time of such sale, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or

(viii)    Is subject to a United States Postal Service false representation order entered within five years before such sale, or is, at the time of such sale, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

(2)    Paragraph (d)(1) of this section shall not apply:

(i)    With respect to any conviction, order, judgment, decree, suspension, expulsion or bar that occurred or was issued before September 23, 2013;

(ii)    Upon a showing of good cause and without prejudice to any other action by the Commission, if the Commission determines that it is not necessary under the circumstances that an exemption be denied;

(iii)    If, before the relevant sale, the court or regulatory authority that entered the relevant order, judgment or decree advises in writing (whether contained in the relevant judgment, order or decree or separately to the Commission or its staff) that disqualification under paragraph (d)(1) of this section should not arise as a consequence of such order, judgment or decree; or

(iv)    If the issuer establishes that it did not know and, in the exercise of reasonable care, could not have known that a disqualification existed under paragraph (d)(1) of this section.

Instruction to paragraph (d)(2)(iv). An issuer will not be able to establish that it has exercised reasonable care unless it has made, in light of the circumstances, factual inquiry into whether any disqualifications exist. The nature and scope of the factual inquiry will vary based on the facts and circumstances concerning, among other things, the issuer and the other offering participants.

(3)    For purposes of paragraph (d)(1) of this section, events relating to any affiliated issuer that occurred before the affiliation arose will be not considered disqualifying if the affiliated entity is not:

(i)    In control of the issuer; or

(ii)    Under common control with the issuer by a third party that was in control of the affiliated entity at the time of such events.

(e)    Disclosure of prior “bad actor” events. The issuer shall furnish to each purchaser, a reasonable time prior to sale, a description in writing of any matters that would have triggered disqualification under paragraph (d)(1) of this section but occurred before September 23, 2013. The failure to furnish such information timely shall not prevent an issuer from relying on this section if the issuer establishes that it did not know and, in the exercise of reasonable care, could not have known of the existence of the undisclosed matter or matters.

Instruction to paragraph (e). An issuer will not be able to establish that it has exercised reasonable care unless it has made, in light of the circumstances, factual inquiry into whether any disqualifications exist. The nature and scope of the factual inquiry will vary based on the facts and circumstances concerning, among other things, the issuer and the other offering participants.

EXHIBIT C

Electronic Signature Use Indemnity Agreement

Participating Dealer has adopted a process by which clients may authorize certain account-related transactions or requests, in whole or in part, evidenced by electronic signature. In consideration of the Company allowing Participating Dealer and its clients to execute certain account-related transactions and/or requests, in whole or in part, by electronic signature, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Participating Dealer does hereby, for itself and its successors and permitted assigns, covenant and agree to indemnify and hold harmless the Company, the Dealer Manager, each of their affiliates and each of their and their affiliates’ officers, directors, trustees, agents and employees, in whatever capacity they may act, from and against any and all claims (whether groundless or otherwise), losses, liabilities, damages and expenses, including, but not limited to, costs, disbursements and reasonable counsel fees (whether incurred in connection with such claims, losses, liabilities, damages and expenses or in connection with the enforcement of any rights hereunder), arising out of or in connection with Participating Dealer’s representations or covenants set forth in Section VI.15. hereof or the representations described below.

Participating Dealer represents that it will comply with all applicable terms of Section VI.15. of the Participating Dealer Agreement. Participating Dealer represents that the Company may accept any electronic signature without any responsibility to verify or authenticate that it is the signature of Participating Dealer’s client given with such client’s prior authorization and consent. Participating Dealer represents that the Company may act in accordance with the instructions authorized by electronic signature without any responsibility to verify that Participating Dealer’s client intended to give the electronic signature for the purpose of authorizing the instruction, transaction or request and that Participating Dealer’s client received all disclosures required by applicable electronic signature law and policy statements. Participating Dealer agrees to provide a copy of each Electronic Signature and further evidence supporting any electronic signature upon request by the Company.

EXHIBIT B
RULE 506(d) AND (e) OF REGULATION D
“BAD ACTOR”
(d) “Bad Actor” disqualification.
(1) No exemption under this section shall be available for a sale of securities if the issuer; any predecessor of the issuer; any affiliated issuer; any director, executive officer, other officer participating in the offering, general partner or managing member of the issuer; any beneficial owner of 20% or more of the issuer's outstanding voting equity securities, calculated on the basis of voting power; any promoter connected with the issuer in any capacity at the time of such sale; any investment manager of an issuer that is a pooled investment fund; any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with such sale of securities; any general partner or managing member of any such investment manager or solicitor; or any director, executive officer or other officer participating in the offering of any such investment manager or solicitor or general partner or managing member of such investment manager or solicitor:
(i) Has been convicted, within ten years before such sale (or five years, in the case of issuers, their predecessors and affiliated issuers), of any felony or misdemeanor:
(A) In connection with the purchase or sale of any security;
(B) Involving the making of any false filing with the Commission; or
(C) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;
(ii) Is subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years before such sale, that, at the time of such sale, restrains or enjoins such person from engaging or continuing to engage in any conduct or practice:
(A) In connection with the purchase or sale of any security;
(B) Involving the making of any false filing with the Commission; or
(C) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;
(iii) Is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that:
(A) At the time of such sale, bars the person from:
(1) Association with an entity regulated by such commission, authority, agency, or officer;
(2) Engaging in the business of securities, insurance or banking; or

(3) Engaging in savings association or credit union activities; or
(B) Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years before such sale;
(iv) Is subject to an order of the Commission entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (15 U.S.C. 78o(b) or 78o-4(c)) or section 203(e) or (f) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-3(e) or (f)) that, at the time of such sale:
(A) Suspends or revokes such person's registration as a broker, dealer, municipal securities dealer or investment adviser;
(B) Places limitations on the activities, functions or operations of such person; or
(C) Bars such person from being associated with any entity or from participating in the offering of any penny stock;
(v) Is subject to any order of the Commission entered within five years before such sale that, at the time of such sale, orders the person to cease and desist from committing or causing a violation or future violation of:
(A) Any scienter-based anti-fraud provision of the federal securities laws, including without limitation section 17(a)(1) of the Securities Act of 1933 (15 U.S.C. 77q(a)(1)), section 10(b) of the Securities Exchange Act of 1934 (15 U.S.C. 78j(b)) and 17 CFR 240.10b-5, section 15(c)(1) of the Securities Exchange Act of 1934 (15 U.S.C. 78 o(c)(1)) and section 206(1) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-6(1)), or any other rule or regulation thereunder; or
(B) Section 5 of the Securities Act of 1933 (15 U.S.C. 77e).
(vi) Is suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;
(vii) Has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or Regulation A offering statement filed with the Commission that, within five years before such sale, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, at the time of such sale, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or
(viii) Is subject to a United States Postal Service false representation order entered within five years before such sale, or is, at the time of such sale, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.
(2) Paragraph (d)(1) of this section shall not apply:
(i) With respect to any conviction, order, judgment, decree, suspension, expulsion or bar that occurred or was issued before September 23, 2013;
(ii) Upon a showing of good cause and without prejudice to any other action by the Commission, if the Commission determines that it is not necessary under the circumstances that an exemption be denied;

(iii) If, before the relevant sale, the court or regulatory authority that entered the relevant order, judgment or decree advises in writing (whether contained in the relevant judgment, order or decree or separately to the Commission or its staff) that disqualification under paragraph (d)(1) of this section should not arise as a consequence of such order, judgment or decree; or
(iv) If the issuer establishes that it did not know and, in the exercise of reasonable care, could not have known that a disqualification existed under paragraph (d)(1) of this section.
Instruction to paragraph (d)(2)(iv). An issuer will not be able to establish that it has exercised reasonable care unless it has made, in light of the circumstances, factual inquiry into whether any disqualifications exist. The nature and scope of the factual inquiry will vary based on the facts and circumstances concerning, among other things, the issuer and the other offering participants.
(3) For purposes of paragraph (d)(1) of this section, events relating to any affiliated issuer that occurred before the affiliation arose will be not considered disqualifying if the affiliated entity is not:
(i) In control of the issuer; or
(ii) Under common control with the issuer by a third party that was in control of the affiliated entity at the time of such events.
(e) Disclosure of prior “bad actor” events. The issuer shall furnish to each purchaser, a reasonable time prior to sale, a description in writing of any matters that would have triggered disqualification under paragraph (d)(1) of this section but occurred before September 23, 2013. The failure to furnish such information timely shall not prevent an issuer from relying on this section if the issuer establishes that it did not know and, in the exercise of reasonable care, could not have known of the existence of the undisclosed matter or matters.
Instruction to paragraph (e). An issuer will not be able to establish that it has exercised reasonable care unless it has made, in light of the circumstances, factual inquiry into whether any disqualifications exist. The nature and scope of the factual inquiry will vary based on the facts and circumstances concerning, among other things, the issuer and the other offering participants.

Schedule 1
Compensation
I.     Selling Commissions

Subject to certain Participating Dealers’ right to retain selling commissions as described in the Participating Dealer Agreement, the Company will pay to the Dealer Manager selling commissions in the amount of (a) up to 3.5% of the transaction price per share of each sale of Class S Primary Shares, (b) up to 3.0% of the transaction price per share of each sale of Class T Primary Shares, and (c) up to 1.5% of the transaction price per share of each sale of Class D Primary Shares. The Company will not pay to the Dealer Manager any selling commissions in respect of the purchase of any Class I shares or DRP Shares. The Dealer Manager may reallow all or a portion of the selling commissions paid by the Company to the Dealer Manager to the Participating Dealers who sell the Primary Shares giving rise to such selling commissions, as described more fully in the Participating Dealer Agreement entered into with each such Participating Dealer.

II.    Dealer Manager Fees

Subject to certain Participating Dealers’ right to retain dealer manager fees as described in the Participating Dealer Agreement, the Company will pay to the Dealer Manager dealer manager fees in the amount of up to 0.5% of the transaction price per share of each sale of Class T Primary Shares. The Company will not pay to the Dealer Manager any dealer manager fees in respect of the purchase of any Class S shares, Class D shares, Class I shares or DRP Shares. The Dealer Manager may reallow all or a portion of the dealer manager fees paid by the Company to the Dealer Manager to the Participating Dealers who sell the Primary Shares giving rise to such dealer manager fees, as described more fully in the Participating Dealer Agreement entered into with each such Participating Dealer.

III.     Distribution Fee

The Company will pay to the Dealer Manager a Distribution Fee with respect to outstanding Class D shares that is paid monthly in an amount equal to 0.25% per annum of the aggregate NAV of the outstanding Class D shares. The Company will pay to the Dealer Manager a Distribution Fee with respect to outstanding Class S shares and Class T shares that is paid monthly in an amount equal to 0.85% per annum of the aggregate NAV of the outstanding Class S shares and Class T shares, as applicable. The Company will not pay the Dealer Manager a Distribution Fee with respect to Class I shares. All of the Distribution Fees paid by the Company to the Dealer Manager will be reallowed by the Dealer Manager to the Participating Dealers who sell the Primary Shares giving rise to such Distribution Fees, as described more fully in the Participating Dealer Agreement entered into with each such Participating Dealer.
B-4